As filed with the Securities and Exchange Commission on February 8, 1999
                    Registration File Nos. 333-23359/811-4420

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3

                                    FORM S-6
                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS

                            REGISTERED ON FORM N-8B-2
                        ---------------------------------
                             WRL SERIES LIFE ACCOUNT

                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

          (Complete Address of Depositor's Principal Executive Offices)

                             Thomas E. Pierpan, Esq.

        Vice President, Assistant Secretary and Associate General Counsel
                   Western Reserve Life Assurance Co. of Ohio


                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

_____   immediately upon filing pursuant to paragraph (b) of Rule 485

_____   on __DATE_____, pursuant to paragraph (b) of Rule 485

_____   60 days after filing pursuant to paragraph (a) of Rule 485

__X__   on APRIL 29, 1999, pursuant to paragraph (a) of Rule 485

P R O S P E C T U S

MAY 1, 1999

                        WRL FINANCIAL FREEDOM BUILDER (R)
                                 issued through

                             WRL Series Life Account
                                       by

                       Western Reserve Life Assurance Co.
                                     of Ohio

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                 1-800-851-9777
                                 (727) 299-1800

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                                                 CONSIDER CAREFULLY THE RISK
                                                 FACTORS BEGINNING ON PAGE _____
                                                 OF THIS PROSPECTUS.

                                                 An investment in this Policy is
                                                 not a bank deposit. The Policy
                                                 is not insured or guaranteed by
                                                 the Federal Deposit Insurance
THE SECURITIES AND EXCHANGE                      Corporation or any other
COMMISSION HAS NOT APPROVED                      government agency.
OR DISAPPROVED THESE SECURITES
OR PASSED UPON THE ADEQUACY                      A prospectus for the WRL
OF THIS PROSPECTUS.  ANY                         Series Fund, Inc. must
REPRESENTATION TO THE CONTRARY                   accompany this prospectus.
IS A CRIMINAL OFFENSE.                           Certain Portfolios may not be
                                                 available in all states. Please
                                                 read both documents before
                                                 investing and save them for
                                                 future reference.

TABLE OF CONTENTS
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Policy Summary .................................................     1
Risk Summary ...................................................     5
Portfolio Annual Expense Table .................................     8
Western Reserve and the Fixed Account ..........................     9
    Western Reserve ............................................     9
    The Fixed Account ..........................................     9
The Separate Account and the Portfolios ........................    10
    The Separate Account .......................................    10
    WRL Series Fund, Inc. ......................................    10
    Addition, Deletion, or Substitution of Investments .........    14
    Your Right to Vote Portfolio Shares ........................    15
The Policy .....................................................    16
    Purchasing a Policy ........................................    16
    Underwriting Standards .....................................    17
    When Insurance Coverage Takes Effect .......................    17
    Ownership Rights ...........................................    18
    Canceling a Policy .........................................    19
Premiums .......................................................    20
    Premium Flexibility ........................................    20
    Planned Periodic Payments ..................................    20
    No Lapse Period ............................................    20
    Premium Limitations ........................................    20
    Making Premium Payments ....................................    21
    Allocating Premiums ........................................    21
Policy Values ..................................................    22
    Cash Value .................................................    22
    Net Surrender Value ........................................    22
    Subaccount Value ...........................................    22
    Subaccount Unit Value ......................................    23
    Fixed Account Value ........................................    23
Transfers ......................................................    23
    General ....................................................    23
    Dollar Cost Averaging ......................................    24
    Asset Rebalancing Program ..................................    25
    Third Party Asset Allocation Services ......................    26
    Fixed Account Transfers ....................................    27
    Conversion Rights ..........................................    27
Charges and Deductions .........................................    27
    Premium Charges ............................................    28
    Monthly Deduction ..........................................    28
    Mortality and Expense Risk Charge ..........................    29
    Surrender Charge ...........................................    30
    Pro Rata Decrease Charge ...................................    31
    Transfer Charge ............................................    32
    Change in Net Premium Allocation Charge ....................    32
    Cash Withdrawal Charge .....................................    32

                 This Policy is not available in New York State.

    Taxes ......................................................   32
    Portfolio Expenses .........................................   32
    Group or Sponsored Policies ................................   33
    Associate Policies .........................................   33
    Builder Plus Program (SM)...................................   34
Death Benefit ..................................................   35
    Death Benefit Proceeds .....................................   35
    Death Benefit ..............................................   35
    Effects of Cash Withdrawals on the Death Benefit ...........   37
    Choosing Death Benefit Options .............................   37
    Changing the Death Benefit Option ..........................   38
    Decreasing the Specified Amount ............................   38
    Payment Options ............................................   38
Surrenders and Cash Withdrawals ................................   39
    Surrenders .................................................   39
    Cash Withdrawals ...........................................   39
Loans ..........................................................   40
    General ....................................................   40
    Interest Rate Charged ......................................   41
    Loan Reserve Interest Rate Credited ........................   41
    Effect of Policy Loans .....................................   41
Policy Lapse and Reinstatement .................................   41
    Lapse ......................................................   41
    No Lapse Period ............................................   42
    Reinstatement ..............................................   43
Federal Income Tax Considerations ..............................   43
    Tax Status of the Policy ...................................   43
    Tax Treatment of Policy Benefits ...........................   44
Other Policy Information .......................................   46
    Our Right to Contest the Policy ............................   46
    Suicide Exclusion ..........................................   46
    Misstatement of Age or Gender ..............................   47
    Modifying the Policy .......................................   47
    Benefits at Maturity .......................................   47
    Payments We Make ...........................................   47
    Settlement Options .........................................   48
    Reports to Owners ..........................................   48
    Records ....................................................   49
    Policy Termination .........................................   49
Supplemental Benefits (Riders) .................................   49
    Children's Insurance Rider .................................   49
    Accidental Death Benefit Rider .............................   49
    Other Insured Rider ........................................   50
    Disability Waiver Rider ....................................   50
    Disability Waiver and Monthly Income Rider .................   50
    Primary Insured Rider ("PIR") and Primary Insured Rider Plus 50 Terminal Illness Accelerated Death Benefit
      Rider ("PIR PLUS")........................................   51
IMSA ...........................................................   52
Performance Data ...............................................   52
    Rates of Return ............................................   52
    Hypothetical Illustrations Based on Adjusted Historic
      Portfolio Performance ....................................   53
    Other Performance Data in Advertising Sales Literature .....   61
    Western Reserve's Published Ratings ........................   62

Additional Information .........................................   62
    Sale of the Policies .......................................   62
    Legal Matters ..............................................   62
    Legal Proceedings ..........................................   62
    Year 2000 Matters ..........................................   63
    Financial Statements .......................................   63
    Additional Information about Western Reserve ...............   64
    Western Reserve's Directors and Officers ...................   64
    Additional Information about the Separate Account ..........   66
Appendix A -- Glossary .........................................   67
Appendix B -- Illustrations ....................................   70
Appendix C -- Wealth Indices of Investments in the U.S.
      Capital Market ...........................................   74
Appendix D -- Surrender Charge Per Thousand (Based on the
      gender and rate class of the Insured) ....................   76
Index to Financial Statements ..................................   78
    WRL Series Life Account ....................................   78
    Western Reserve Life Assurance Co. of Ohio .................   78

POLICY SUMMARY                                 WRL FINANCIAL FREEDOM BUILDER (R)
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The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Certain words in this prospectus are defined in the Glossary, found at Appendix A.


THE POLICY IN GENERAL

The WRL Financial Freedom Builder/registered trademark/ is an individual flexible premium variable life insurance policy.

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks (See Risk Summary.) You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.


PREMIUMS

/bullet/ You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
/bullet/  Unplanned premiums may be made, within limits.
/bullet/  Premium payments must be at least $50.
/bullet/ Under certain circumstances, extra premiums may be required to prevent lapse.
/bullet/ Once we issue your Policy, the FREE LOOK PERIOD begins. You may return the Policy during this period and receive a refund.


DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN SUBACCOUNT AND/OR FIXED ACCOUNT

/bullet/ For the first ten Policy years: 6.0% Premium Expense Charge. /bullet/ After the tenth year: 2.5% Premium Expense Charge.
/bullet/  A Premium Collection Charge of $3.00 from each premium payment.


INVESTMENT OPTIONS

SUBACCOUNTS

You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of the WRL Series Fund, Inc. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Portfolios available to you are:

  - WRL Alger Aggressive Growth         - WRL Dean Asset Allocation
  - WRL VKAM Emerging Growth            - WRL GE U.S. Equity
  - WRL Janus Growth                    - WRL Third Avenue Value
  - WRL Janus Global                    - WRL J.P. Morgan Real Estate Securities
  - WRL AEGON Bond                      - WRL AEGON Balanced
  - WRL LKCM Strategic Total Return     - WRL NWQ Value Equity
  - WRL Federated Growth & Income       - WRL C.A.S.E. Growth
  - WRL J.P. Morgan Money Market        - WRL GE/Scottish Equitable International Equity

FIXED ACCOUNT

You may also direct the money in your Policy to the fixed account.

Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%.

CASH VALUE

/bullet/ Cash Value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the Cash Value includes any amounts held in our general account to secure the Policy loan.
/bullet/ Cash Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as transfers, withdrawals, and Policy loans).
/bullet/ Cash Value is the starting point for calculating important values under the Policy, such as Net Surrender Value and the death benefit.
/bullet/ There is no guaranteed minimum Cash Value. The Policy may lapse if you do not have sufficient Cash Value in the Policy to pay the monthly deductions, the Surrender Charges and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
/bullet/ The Policy will not lapse during the no lapse period so long as you have paid sufficient minimum premiums.


TRANSFERS

/bullet/ You can transfer Cash Value among the subaccounts and the fixed account. We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
/bullet/ Policy loans reduce the amount of Cash Value available for transfers. /bullet/ Dollar cost averaging and asset rebalancing programs are available. /bullet/ Transfers from the fixed account must be made within 30 days after a
          Policy anniversary. The amount of your transfer cannot be more than:
          /arrow/   25% of your value in the fixed account OR
          /arrow/   the amount you transferred from the fixed account in the
                    prior Policy year.

CHARGES AND DEDUCTIONS

/bullet/ During the first 10 Policy years, we deduct a premium expense charge from each premium. This charge is equal to 6.0% of the premium. After the tenth year we reduce the charge to 2.5%.
/bullet/ We deduct $3.00 from each premium payment to compensate us for billing and collection costs.
/bullet/ We deduct a Monthly Policy Charge of $5.00 from the Cash Value. /bullet/ We deduct cost of insurance charges monthly from your Cash Value.
          Your charges vary each month with your age, the Specified Amount, the death benefit option you choose, and the investment experience of the Portfolios in which you invest.
/bullet/ We deduct a mortality and expense risk charge daily from each subaccount at an annual rate of 0.90% of the average daily net assets of each subaccount. We intend to reduce this amount to 0.75% after 15 Policy years, but we do not guarantee that we will do so.
/bullet/ We deduct a declining Surrender Charge when a full surrender occurs during the first 15 Policy years. It is calculated by multiplying the Specified Amount as of the Policy Date by the Surrender Charge per thousand of Specified Amount for the Policy year in which a surrender occurs. This charge may be significant. You may have no Net Surrender Value if you surrender your Policy in the first few Policy years.
/bullet/ If you decrease the Specified Amount during the first 15 Policy years, we will deduct a Decrease Charge equal to a pro rata portion of the Surrender Charge.
/bullet/ We deduct a $25 transfer fee for each transfer in excess of 12 per Policy year.
/bullet/ We deduct charges for optional insurance benefits (riders) and a processing fee for cash withdrawals.
/bullet/ The Portfolios deduct investment charges from the amounts you have invested in the Portfolios. These charges range from 0.40% to 1.00% annually, depending on the Portfolios. See Portfolio Annual Expense Table. See also the Fund prospectus.


LOANS

/bullet/ After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the Cash Value, less any Surrender Charges and any outstanding loan amount.
/bullet/  The minimum loan amount is generally $500.
/bullet/ We currently charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.
/bullet/ To secure the loan, we transfer a portion of your Cash Value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
/bullet/ Federal income taxes and a penalty tax may apply to loans you take against the Policy.
/bullet/  There are risks involved in taking a Policy loan. See the Risk
          Summary.

DEATH BENEFIT

/bullet/ You must choose one of three death benefit options. We offer the following:

          /bullet/  Option A is the greater of:

                    /arrow/ the current Specified Amount, or /arrow/ a specified percentage, multiplied by the Policy's
                             Cash Value on the date of the Insured's death. /bullet/ Option B is the greater of:
                    /arrow/ the current Specified Amount, plus the Policy's Cash Value on the date of the Insured's death, or
                    /arrow/ a specified percentage, multiplied by the Policy's Cash Value on the date of the Insured's death.
          /bullet/  Option C is the greater of:
                    /arrow/ the amount payable under Option A, or /arrow/ the current Specified Amount, multiplied by an age-based "factor," plus the Policy's Cash Value on the date of the Insured's death.
/bullet/ So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current Specified Amount.
/bullet/ The minimum Specified Amount for a Policy for issue ages 0-45 is $50,000. It declines to $25,000 for issue ages 46-80. We will state the minimum Specified Amount in your Policy. You cannot decrease the Specified Amount below this minimum.
/bullet/ We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
/bullet/ We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.
/bullet/ After the third Policy year, you may change the death benefit option or decrease the Specified Amount once each Policy year.
/bullet/ The death benefit should be income tax free to the beneficiary. /bullet/ The death benefit is available in a lump sum or a variety of payout options.


CASH WITHDRAWALS AND SURRENDERS

/bullet/ You can take one withdrawal of Cash Value every 12 months after the first Policy year.
/bullet/  The amount of the withdrawal must be:
          /bullet/  No less than $500; and
          /bullet/  No more than 10% of the Net Surrender Value.
/bullet/ We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
/bullet/ There is no Surrender Charge assessed when you take a cash withdrawal.
/bullet/ A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
/bullet/ If you choose death benefit Option A, we will reduce the current Specified Amount by the dollar amount of the withdrawal.
/bullet/ Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
/bullet/ You may fully surrender the Policy at any time before the Insured's death or the maturity date. You will receive the Net Surrender Value. The Surrender Charge will apply during the first 15 Policy years.

RISK SUMMARY
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INVESTMENT      If you direct us to invest your Cash Value in one or more
RISK            subaccounts, you will be subject to the risk that investment performance will be unfavorable and that the Cash Value of your Policy will decrease. If you select the fixed account, you are credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%. Because charges continue to be deducted from Cash Value, if investment results are not sufficiently favorable and/or interest rates are too low and/or you stop making premium payments below the minimum requirements, the Net Surrender Value of your Policy may fall to zero. In that case, if the no lapse period has expired or is no longer in effect, the Policy will lapse without value and insurance coverage will no longer be in effect after 61 days, unless you make an additional payment sufficient to prevent a lapse. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Cash Value, through withdrawals and Policy loans.

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RISK OF LAPSE   If the Net Surrender Value of your Policy (that is, the Cash
                Value, minus surrender charges and minus outstanding loan amounts) is too low to pay the monthly deduction, any loan charges and any rider fees when due, and if the no lapse period has expired or is no longer in effect, the Policy will be in default and a grace period will begin. There is a risk that if withdrawals, loans and monthly deductions reduce your Net
                Surrender Value to too low an amount and/or if the investment experience of your selected subaccounts is not sufficiently favorable and/or if interest rates credited to the fixed account are not sufficiently high and/or you stop making premium payments below the minimum requirements, then the Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If we do not receive a sufficient payment before the grace period ends, your Policy will end without value, insurance coverage will no longer be in effect, and you will receive no benefits. Adverse tax consequences may result.

                Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay enough premiums. If you do not pay enough premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a withdrawal, or take a Policy loan, or if you decrease your Specified Amount, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any loans and any pro rata Decrease Charge from your premiums paid when we determine whether your premiums are high enough to keep the no lapse period in effect.

                You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, decrease in Specified Amount or add a rider, you should carefully consider the effect it will have on the no lapse guarantee.

                You may reinstate this Policy within five years after it has lapsed, if you meet insurability requirements and you pay the amount we require.

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RISK OF LAPSE   We expect that the Policy will be deemed a life insurance
(INCOME TAX     contract under Federal tax law, so that the death benefit paid
AND MEC)        to the beneficiary will not be subject to Federal income tax.
                However, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age
                591/2. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

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LIMITS ON CASH  The Policy permits you to take only one partial withdrawal in
WITHDRAWALS     any 12 month period, after the first Policy year has been
                completed. The amount you may withdraw is limited to 10% of the Net Surrender Value.

                A cash withdrawal will reduce Cash Value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will end.

                A cash withdrawal will reduce the death benefit. If you select death benefit Option A, a cash withdrawal will permanently reduce the Specified Amount of the Policy. A cash withdrawal also reduces the death benefit under Options B and C because the Cash Value is reduced. In some circumstances, a withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.

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EFFECTS OF      A Policy loan, whether or not repaid, will affect Cash Value
POLICY LOANS    over time because we subtract the amount of the loan from the subaccounts and fixed account options as collateral. We then credit a fixed interest rate of not less than 4.0% to the loan collateral. We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                We also charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest is added to the amount of the loan to be repaid.

                A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Net Surrender Value by the amount of the outstanding loan.

                A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will end. There is also a risk if the loan reduces your Net Surrender Value to too low an amount and investment experience is unfavorable, and the no lapse period is no longer in effect, and insufficient premiums are paid, that the Policy will lapse.

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EFFECTS OF      The Surrender Charges under this Policy are significant,
SURRENDER       especially in the early Policy years. It is likely that you will
CHARGES         receive no Net Surrender Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Specified Amount for a substantial period of time.

                Even if you do not ask to surrender your Policy, Surrender Charges play a role in determining whether your Policy will lapse. Net Surrender Value (that is, Cash Value minus Surrender Charges and outstanding loans) is the measure we use each month when the no lapse period ends to determine whether your Policy will remain in force or will lapse.

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COMPARISON      Like fixed benefit life insurance, the Policy offers a death
WITH OTHER      benefit and provides a Cash Value, loan privileges and a value
INSURANCE       on surrender. However, the Policy differs from a fixed benefit
POLICIES        policy because it allows you to place your premiums in
                investment subaccounts. The amount and duration of life insurance protection and of the Policy's Cash Value will vary with the investment performance of the assets you place in the subaccounts. In addition, the Cash Value and Net Surrender
                Values will always vary with the investment experience of your selected subaccounts.

                As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

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ILLUSTRATIONS   The hypothetical illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the Specified Amount, Policy charges and hypothetical rates of return affect death benefit levels, Cash Value and Net Surrender Value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the Portfolios since the Portfolios' inception, reduced by Policy and subaccount charges.
                The hypothetical and adjusted historic Portfolio rates illustrated should not be considered to represent past or future performance. There is the risk that actual rates of return may be higher or lower than those illustrated, so that the values under your Policy will be different from those in the illustrations.

PORTFOLIO ANNUAL EXPENSE TABLE
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This table shows the fees and expenses charged by each Portfolio. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Fund.

ANNUAL PORTFOLIO OPERATING EXPENSES*

(As a percentage of average Portfolio assets after fee waivers and expense reimbursements)


                                                                                         TOTAL
                                                   MANAGEMENT       OTHER EXPENSES       ANNUAL
  PORTFOLIO OF THE FUND                               FEES      (AFTER REIMBURSEMENT)   EXPENSES
 WRL Alger Aggressive Growth                         0.80%                 %                 %
 WRL VKAM Emerging Growth                            0.80%                 %                 %
 WRL Janus Growth                                    0.80%                 %                 %
 WRL Janus Global                                    0.80%                 %                 %
 WRL AEGON Bond                                      0.45%                 %                 %
 WRL LKCM Strategic Total Return                     0.80%                 %                 %
 WRL Federated Growth & Income                       0.75%                 %                 %
 WRL J.P. Morgan Money Market                        0.40%                 %                 %
 WRL Dean Asset Allocation                           0.80%                 %                 %
 WRL GE U.S. Equity                                  0.80%                 %                 %
 WRL Third Avenue Value                              0.80%                 %                 %
 WRL J.P. Morgan Real Estate Securities**            0.80%                 %                 %
 WRL AEGON Balanced                                  0.80%                 %                 %
 WRL NWQ Value Equity                                0.80%                 %                 %
 WRL C.A.S.E. Growth                                 0.80%                 %                 %
 WRL GE/Scottish Equitable International Equity      1.00%                 %                 %

* Effective January 1, 1997, the Board of the WRL Series Fund authorized the Fund to charge each Portfolio of the WRL Series Fund an annual 12b-1 fee of up to 0.15% of each Portfolio's average daily net assets. However, the WRL Series Fund will not deduct the fee from any Portfolio during 1999. You will receive advance written notice if a Rule 12b-1 fee is deducted. See the Fund's prospectus for more detail.
** Because the WRL J.P. Morgan Real Estate Securities Portfolio commenced operations on May 1, 1998, the percentages set forth as "Other
      Expenses" and "Total Fund Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.

     The purpose of the preceding Table is to help you understand the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Portfolios of the Fund for the fiscal year ended December 31, 1998. Expenses of the Fund may be higher or lower in the future. For more information on the charges described in this Table, see the Fund prospectus which accompanies this prospectus.

     WRL Investment Management, Inc. ("WRL Management"), the Fund's investment adviser, has undertaken, until at least April 30, 2000, to pay Fund expenses on behalf of the Portfolios to the extent normal operating expenses of a Portfolio exceed a stated percentage of each Portfolio's average daily net assets. The expense limitation for the WRL Alger Aggressive Growth, WRL VKAM Emerging Growth, WRL Janus Growth, WRL Janus Global, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL Dean Asset Allocation, WRL Third Avenue Value, WRL J.P. Morgan Real Estate Securities, WRL AEGON Balanced, WRL NWQ Value Equity and WRL C.A.S.E. Growth Portfolios is 1.00% of the average daily net assets; 0.70% of the average daily net assets for the WRL AEGON

Bond and WRL J.P. Morgan Money Market Portfolios; 1.50% of the average daily net assets for the WRL GE/Scottish Equitable International Equity Portfolio; and 1.30% of the average daily net assets of the WRL GE U.S. Equity Portfolio. In 1998, WRL Management reimbursed the WRL GE/Scottish Equitable International Equity Portfolio in the amount of $127,763, the WRL Third Avenue Value Portfolio in the amount of $14,229, and the WRL J.P. Morgan Real Estate Securities Portfolio in the amount of $28,275. Without such reimbursement, the total Fund expenses during 1998 for the WRL GE/Scottish Equitable International Equity Portfolio, the WRL Third Avenue Value Portfolio, and the WRL J.P. Morgan Real Estate Securities Portfolio would have been %, %, and %, respectively. See the Fund's prospectus for a description of the expense limitation applicable to each Portfolio.


WESTERN RESERVE AND THE FIXED ACCOUNT
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WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account option under the Policy. Western Reserve intends to sell this Policy in all states (except New York), in Puerto Rico, Guam and the District of Columbia.

THE FIXED ACCOUNT

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the standard fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.


THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT

     The separate account is divided into subaccounts, each of which invests in shares of a specific Portfolio of the WRL Series Fund, Inc. These subaccounts buy and sell Portfolio shares at net asset value without any sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission (SEC) and insurance company regulators, to the extent required by the 1940 Act and applicable law.

WRL SERIES FUND, INC.

     The separate account invests in shares of the WRL Series Fund, Inc., a series mutual fund that is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the SEC.

     Currently, the Portfolios of the Fund corresponding to the subaccounts of the separate account are: WRL Alger Aggressive Growth Portfolio, WRL VKAM Emerging Growth Portfolio, WRL Janus Growth Portfolio, WRL Janus Global Portfolio, WRL AEGON Bond Portfolio, WRL LKCM Strategic Total Return Portfolio, WRL Federated Growth & Income Portfolio, WRL J.P. Morgan Money Market Portfolio, WRL Dean Asset Allocation Portfolio,

WRL GE U.S. Equity Portfolio, WRL Third Avenue Value Portfolio, WRL J.P. Morgan Real Estate Securities Portfolio, WRL AEGON Balanced Portfolio, WRL NWQ Value Equity Portfolio, WRL C.A.S.E. Growth Portfolio and WRL GE/Scottish Equitable International Equity Portfolio. Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding Portfolios may not be available to residents of some states.

     Each Portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain Portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the Portfolios will be comparable to any other Portfolio, even those with the same investment adviser or manager. You can find more detailed information about the Portfolios, including a description of risks, in the prospectus for the Fund. You should read the Fund prospectus carefully.


PORTFOLIO                    SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                    -----------                       --------------------
WRL ALGER          /arrow/   Fred Alger             /arrow/    Seeks long-term capital apprecia-
AGGRESSIVE                   Management, Inc.                  tion by investing in a diversified,
GROWTH (FORMERLY                                               actively managed portfolio of
THE AGGRESSIVE                                                 equity securities.
GROWTH)

WRL VKAM           /arrow/   Van Kampen             /arrow/    Seeks capital appreciation by
EMERGING                     Asset Management Inc.             investing primarily in common
GROWTH (FORMERLY                                               stocks of small and medium sized
THE EMERGING                                                   companies.
GROWTH

WRL JANUS          /arrow/   Janus Capital          /arrow/    Seeks growth of capital by
GROWTH (FORMERLY             Corporation                       investing primarily in common
THE GROWTH)                                                    stocks listed on a national
                                                               securities exchange or traded on
                                                               NASDAQ.

WRL JANUS          /arrow/   Janus Capital          /arrow/    Seeks long-term growth of capital
GLOBAL (FORMERLY             Corporation                       in a manner consistent with
THE GLOBAL)                                                    preservation of capital, primarily
                                                               through investments in common
                                                               stocks of foreign and domestic
                                                               issuers.


PORTFOLIO                   SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                   ------------                       --------------------
WRL AEGON          /arrow/  AEGON USA               /arrow/    Seeks the highest possible current
BOND (FORMERLY              Investment                         income within the confines of the
THE BOND)                   Management, Inc.                   primary goal of insuring the
                                                               protection of capital by
                                                               investing at least 65%, and
                                                               usually a higher percentage, of
                                                               its assets in debt securities
                                                               issued by the U.S. Government
                                                               and its agencies and
                                                               instrumentalities and in other
                                                               medium to high-quality debt
                                                               securities.

WRL LKCM           /arrow/  Luther King Capital     /arrow/    Seeks to provide current income,
STRATEGIC                   Management                         long-term growth of income and
TOTAL RETURN                Corporation                        capital appreciation by investing
(FORMERLY THE                                                  primarily in a blend of equity and
STRATEGIC TOTAL                                                fixed-income securities, including
RETURN)                                                        common stocks, income producing
                                                               securities convertible into common
                                                               stocks, and fixed-income securities.

WRL FEDERATED      /arrow/  Federated Investment    /arrow/    Seeks total return by investing in
GROWTH & INCOME             Counseling                         securities that have defensive
(FORMERLY THE                                                  characteristics. The Portfolio will
GROWTH &                                                       invest primarily in a diversified
INCOME)                                                        portfolio of equity and debt
                                                               securities with an emphasis on
                                                               sector investing.

WRL J.P. MORGAN    /arrow/  J.P. Morgan Investment  /arrow/    Seeks to obtain maximum current
MONEY MARKET                Management Inc.                    income consistent with preserva-
(FORMERLY THE                                                  tion of principal and maintenance
MONEY MARKET)                                                  of liquidity. The Portfolio
                                                               maintains a dollar-weighted
                                                               average portfolio maturity of not
                                                               more than 90 days by investing in
                                                               U.S. dollar-denominated securities which
                                                               have effective maturities of not
                                                               more than 13 months and present minimal
                                                               credit risks.

WRL DEAN ASSET     /arrow/  Dean Investment         /arrow/    Seeks preservation of capital and
ALLOCATION                  Associates                         competitive investment returns by
(FORMERLY THE                                                  investing primarily in stocks,
TACTICAL ASSET                                                 United States Treasury bonds,
ALLOCATION)                                                    notes and bills, and money market funds.



PORTFOLIO                   SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                   -----------                        --------------------
WRL GE U.S.        /arrow/  GE Investment           /arrow/    Seeks long-term growth of capital
EQUITY                      Management                         by investing primarily in equity
(FORMERLY THE               Incorporated                       securities of U.S. companies.
U.S. EQUITY)

WRL THIRD          /arrow/  EQSF Advisers, Inc.     /arrow/    Seeks long-term capital appreciation
AVENUE VALUE                                                   by investing primarily in a portfolio
(FORMERLY THE                                                  of equity securities of well-financed
THIRD AVENUE                                                   companies believed to be priced
VALUE)                                                         below their private market values
                                                               and debt securities providing
                                                               strong protective covenants and
                                                               high, effective yields.

WRL J.P. MORGAN    /arrow/  J.P. Morgan Investment  /arrow/    Seeks long-term total return from
REAL ESTATE                 Management Inc.                    investments primarily in equity
SECURITIES                                                     securities of real estate companies.
(FORMERLY THE                                                  Total return will consist of
REAL ESTATE                                                    realized and unrealized capital
SECURITIES)                                                    gains and losses plus income.

WRL AEGON          /arrow/  AEGON USA               /arrow/    Seeks preservation of capital,
BALANCED                    Investment                         reduced volatility, and superior
(FORMERLY THE               Management, Inc.                   long-term risk adjusted returns by
BALANCED)                                                      investing primarily in common
                                                               stock, convertible securities and
                                                               fixed-income securities.

WRL NWQ VALUE      /arrow/  NWQ Investment          /arrow/    Seeks to achieve maximum,
EQUITY (FORMERLY            Management                         consistent total return with
THE VALUE EQUITY)           Company, Inc.                      minimum risk to principal by
                                                               investing primarily in
                                                               common stocks with
                                                               above-average value which, in
                                                               the sub-adviser's opinion, are
                                                               in fundamentally attractive
                                                               industries and are undervalued
                                                               at the time of purchase.

WRL C.A.S.E.       /arrow/  C.A.S.E.                /arrow/    Seeks annual growth of capital
GROWTH (FORMERLY            Management, Inc.                   through investment companies
THE C.A.S.E.                                                   whose management, financial
GROWTH)                                                        resources and fundamentals appear
                                                               attractive on a scale measured
                                                               against each company's present
                                                               value.



PORTFOLIO                   SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                   -----------                        --------------------
WRL GE/SCOTTISH    /arrow/  Scottish Equitable      /arrow/    Seeks long-term growth of capital
EQUITABLE                   Investment Management              by investing primarily in the
INTERNATIONAL               Limited and GE                     common stock of foreign issuers
EQUITY (FORMERLY            Investment Management              traded on overseas exchanges and
THE INTERNATIONAL           Incorporated                       in foreign over-the-counter
EQUITY)                                                        markets.


     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages the Fund in accordance with policies and guidelines established by the Fund's Board of Directors. For certain Portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     In addition to the separate account, shares of the Fund are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither we nor the Fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the Fund's Board of Directors will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If the Fund's Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another Portfolio of the Fund (or of another open-end, registered investment company) if the shares of a Portfolio are no longer available for investment, or if in our judgement further investment in any Portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account other securities for other Portfolios or classes of policies, or we may make a conversion between Portfolios or classes of policies on the basis of requests made by owners.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

PLEASE READ THE ATTACHED FUND PROSPECTUS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the Portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

     Before a vote of a Portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value you have in that Portfolio (as of a date set by the Portfolio) divided by $100.

     If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY
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PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Our address for applications submitted by World Marketing Alliance distribution systems is:

                   Western Reserve
                   P.O. Box 628069
                   Orlando, Florida 32862-8069

Everyone else should submit applications to:

                   Western Reserve
                   P.O. Box 628078
                   Orlando, Florida 32862-8078

     We determine the Specified Amount for a Policy based on the initial premium paid and other characteristics of the proposed Insured(s), such as age, gender and rate class. Our current minimum Specified Amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-80. We will generally only issue a Policy to you if you provide sufficient evidence that you meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We may, in our sole discretion, issue a Policy to you if you are over age 80. You must be insurable and acceptable to us under our underwriting rules on the later of:

   /bullet/  the date of your application; or

   /bullet/ the date you complete all of the medical tests and examinations that we require.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on your rate class. We currently place Insureds into the following standard rate classes:

   /bullet/ ultimate select, non-tobacco use;
   /bullet/ select, non-tobacco use;
   /bullet/ ultimate standard, tobacco use; and /bullet/ standard, tobacco use.

     We also place Insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for Insureds who use tobacco. We charge lower cost of insurance rates for Insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test at your proposed age.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Full insurance coverage under the Policy will take effect only if the Insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, you will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


THE AMOUNT OF                  /bullet/  the Specified Amount applied for; or
CONDITIONAL INSURANCE          /bullet/  $300,000
COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all other
                               life insurance or accidental death benefits that the Insured has in force or pending with us.

CONDITIONAL LIFE INSURANCE     /bullet/  the date of your application; or
COVERAGE BEGINS ON THE         /bullet/  the date you complete all of the
LATER OF:                                medical tests andexaminations that
                                         we require.


CONDITIONAL LIFE INSURANCE     /bullet/ the date we determine the Insured has
COVERAGE TERMINATES                     satisfied our underwriting requirements
AUTOMATICALLY, AND                      (the Policy Date); or
WITHOUT NOTICE, ON THE         /bullet/ 10 days following our offer of
EARLIEST OF:                            insurance, on any person proposed,
                                        under a different plan or at an
                                        increased premium or different rate
                                        class; or
                               /bullet/ at the end of the fraction of a year
                                        which the payment bears to the premium
                                        required to provide one month of
                                        insurance in the amount as described
                                        above; or
                               /bullet/ 60 days from the beginning of
                                        conditional insurance coverage.

Conditional life insurance coverage is void if the application contains any material misrepresentation or is fraudulently completed. Benefits will also be denied if any proposed Insured commits suicide.

     FULL INSURANCE COVERAGE AND ALLOCATION OF NET PREMIUM. Once we determine that the Insured meets our underwriting requirements, full insurance coverage will begin, we issue the Policy, and we will begin to deduct monthly charges from your net premium. This date is the Policy Date. On the Policy Date, we will allocate your net premium, less charges, to the

WRL J.P. Morgan Money Market subaccount. On the Record Date, which is the date we record your Policy on our books as an in force Policy, we will allocate your Cash Value from the WRL J.P. Morgan Money Market subaccount to the Accounts you elect on your application.

     On any day we credit net premiums or transfer Cash Value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day. We will credit amounts to the subaccounts only on a Valuation Date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the Insured unless the application specifies a different person as the Insured. If the owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


CHANGING THE     /bullet/ Change the owner by providing written notice to us at
OWNER any time while the Insured is alive and the Policy is in force.
                 /bullet/ Change is effective as of the date that the written notice is signed.
                 /bullet/ Changing the owner does not automatically change the beneficiary.
                 /bullet/ Changing the owner may have tax consequences.
                 /bullet/ We are not liable for payments we made before we
                          received the written notice.

CHOOSING THE     /bullet/ The owner designates the beneficiary (the person to
BENEFICIARY               receive the death benefit when the Insured dies) in
                          the application.
                 /bullet/ If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
                 /bullet/ If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.
                 /bullet/ If both the beneficiary and contingent beneficiary die before the Insured, then the death benefit will be paid to the owner or the owner's estate upon the Insured's death.

CHANGING THE     /bullet/ The owner changes the beneficiary by providing us with
BENEFICIARY               a written notice.
                 /bullet/ Change is effective as of the date the owner signs the written notice.
                 /bullet/ We are not liable for any payments we made before we received the written notice.

ASSIGNING THE   /bullet/ The owner may assign Policy rights while the Insured
POLICY                   is alive.
                 /bullet/ The owner retains any ownership rights that are not assigned.
                 /bullet/ Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
                 /bullet/ Claims under any assignment are subject to proof of interest and the extent of the assignment.
                 /bullet/ We are not:
                          /arrow/ bound by any assignment unless we receive a
                                  written notice of the assignment
                          /arrow/ responsible for the validity of any assignment /arrow/ liable for any payment we made before we received written notice of the assignment
                          /arrow/ bound by any assignment which results in
                                  adverse tax consequences to the owner,
                                  Insured(s) or beneficiary(ies).


CANCELING A POLICY

     You may cancel a Policy for a refund during the "free-look period" by returning it to our Office, or to the agent who sold it. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within 7 days after we receive the returned Policy. The amount of the refund will be:

     /bullet/ any charges and taxes we deduct from your premiums; PLUS /bullet/ any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS /bullet/ your Cash Value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy.

     Some states may require us to refund the premiums you paid.

PREMIUMS
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PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments.

     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's Net Surrender Value. If the Net Surrender Value is not high enough to pay the monthly deduction (and your no lapse period expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement.

NO LAPSE PERIOD

     Until the no lapse date that is provided in your Policy, your Policy will remain in force and no grace period will begin, even if your Net Surrender Value is too low to pay the monthly deduction, so long as:

   /bullet/ the total amount of the premiums you paid (minus any withdrawals, outstanding loans, and any pro rata Decrease Charge) is equal to or exceeds:
             /arrow/ the minimum monthly guarantee period stated in your Policy,
                     MULTIPLIED BY
             /arrow/ the number of months since the Policy Date, including the current month.

PREMIUM LIMITATIONS

     Premium payments must be at least $50. We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. This maximum is set forth in your

Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not allow you to make additional premium payments until they are allowed by the maximum premium limitations.

MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Premium Expense Charge p. ). Under certain circumstances we will accept premium payments by wire transfer.

     If you wish to make payments by bank wire, you should instruct your bank to wire Federal funds to us. Please contact us at 1-800-851-9777 for complete wire instructions.

     TAX-FREE EXCHANGES (1035 EXCHANGES). We will accept as part of your initial premium money from one contract that qualifies for a tax-free exchange under
Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 exchange before we determine your Policy's Specified Amount.

ALLOCATING PREMIUMS

     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

     /bullet/ allocation percentages must be in whole numbers;
     /bullet/ we may limit allocations to at least 10% of each net premium payment; and
     /bullet/ if you select dollar cost averaging or asset rebalancing, you must have at least $5,000 in each subaccount from which we will make transfers.

     You can change the allocation instructions for additional premiums without charge at any time by writing us, or calling us at 1-800-851-9777. Any allocation change will be effective on the date we record the change. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per calendar quarter.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the NYSE. We will credit amounts to the subaccounts only on a Valuation Date, that is, on a date the NYSE is open for trading. See Policy Values. Your Cash Value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your Cash Value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

POLICY VALUES
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CASH VALUE       /bullet/ serves as the starting point for calculating values under a Policy
                 /bullet/ equals the sum of all values in each subaccount and the fixed account
                 /bullet/ is determined on the Policy Date and on each Valuation
                          Date
                 /bullet/ has no guaranteed minimum amount and may be more or less than premiums paid

NET SURRENDER VALUE

     The Net Surrender Value is the amount we pay when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.


NET SURRENDER   /bullet/ the Cash Value as of such date; MINUS
VALUE ON ANY    /bullet/ any Surrender Charge as of such date; MINUS
VALUATION DATE  /bullet/ any outstanding Policy loan(s); PLUS
EQUALS:         /bullet/ any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

SUBACCOUNT VALUE

     Each subaccount's value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.


THE NUMBER OF    /bullet/ the initial units purchased on the Policy Date; PLUS
UNITS IN ANY     /bullet/ units purchased with additional net premium(s); PLUS
SUBACCOUNT ON    /bullet/ units purchased via transfers from another subaccount
ANY VALUATION             or the fixed account; MINUS
DATE EQUALS:     /bullet/ units redeemed to pay for monthly deductions; MINUS
                 /bullet/ units redeemed to pay for partial withdrawals; MINUS
                 /bullet/ units redeemed as part of a transfer to another
                          subaccount or the fixed account; MINUS
                 /bullet/ units redeemed to pay any pro rata Decrease Charge.

     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount at the end of the Valuation Period.

SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the Portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value will increase or decrease from one Valuation Period to the next.

THE UNIT VALUE    /bullet/ the total value of the Portfolio shares held in the
OF ANY                     subaccount, determined by multiplying the number of
SUBACCOUNT AT              Portfolio shares owned by the subaccount times the
THE END OF A               Portfolio's net asset value per share determined at
VALUATION                  the end of the Valuation Period; MINUS
PERIOD            /bullet/ a deduction for the mortality and expense risk
IS CALCULATED AS:          charge; MINUS
                  /bullet/ the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY
                  /bullet/ the number of outstanding units in the subaccount.

     The Portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period.

FIXED ACCOUNT VALUE

     On the Record Date, the fixed account value is equal to the Cash Value allocated to the fixed account from the J.P. Morgan Money Market Subaccount.

THE FIXED ACCOUNT    /bullet/ the net premium(s) allocated to the fixed
VALUE AT                      account; PLUS
THE END OF           /bullet/ any amounts transferred to the fixed account; PLUS
ANY VALUATION        /bullet/ interest credited to the fixed account; MINUS
PERIOD IS EQUAL TO:  /bullet/ amounts charged to pay for monthly deductions;
                              MINUS
                     /bullet/ amounts withdrawn from the fixed account; MINUS
                     /bullet/ amounts transferred from the fixed account to a
                              subaccount; MINUS
                     /bullet/ amounts withdrawn from the fixed account to pay
                              the pro rata Decrease Charge.

TRANSFERS
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GENERAL

     You may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the

Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

/checkmark/ You may make an unlimited number of transfers in a Policy year among the subaccounts.
/checkmark/ You may make one transfer from the fixed account in a Policy year. /checkmark/ You may request transfers in writing (in a form we accept), or by telephone.
/checkmark/ There is no minimum amount that must be transferred.
/checkmark/ There is no minimum amount that must remain in a subaccount after a transfer.
/checkmark/ We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
/checkmark/ We consider all transfers made in any one day to be a single transfer.
/checkmark/ Transfers resulting from loans, conversion rights, reallocation of
            Cash Value immediately after the Record Date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
/checkmark/ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.


     Your Policy as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-851-9777.

     Please note the following regarding telephone transfers:

      /arrow/ We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
      /arrow/ We will employ reasonable procedures to confirm that telephone instructions are genuine.
      /arrow/ Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
      /arrow/ If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     We will process any transfer request we receive before the NYSE closes using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

DOLLAR COST AVERAGING

     Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the Valuation Date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.


TO START DOLLAR   /arrow/ you must submit a completed form to us requesting
COST AVERAGING:           dollar cost averaging;
                  /arrow/ you must have at least $5,000 in each account from which we will make transfers;
                  /arrow/ each transfer under dollar cost averaging must be at least $100; and
                  /arrow/ each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

     There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts toward your 12 free transfers each year.


DOLLAR           /arrow/  we receive your request to cancel your participation;
COST AVERAGING   /arrow/  the value in the accounts from which we make the
WILL TERMINATE            transfers is depleted;
IF:              /arrow/  you elect to participate in the asset rebalancing program; OR
                 /arrow/  you elect to participate in any asset allocation
                          services provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash Value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


TO START       /arrow/  you must submit a completed asset balancing request
ASSET                   form to us before the maturity date; and
REBALANCING:   /arrow/  you must have a minimum Cash Value of $5,000 or make a
                        $5,000 initial premium payment.

     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


ASSET            /arrow/  you elect to participate in the dollar cost averaging
REBALANCING               program;
WILL CEASE IF:   /arrow/  we receive your request to discontinue participation;
                 /arrow/  you make ANY transfer to or from any subaccount other than under a scheduled rebalancing; OR
                 /arrow/  you elect to participate in any asset allocation
                          services provided by a third party.

     You may start and stop participating in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the fixed account. We reserve the right to require that you make the transfer in writing, and make it so that we receive it no later than 30 days after a Policy anniversary. We will make the transfer on the date we receive the written notice. The maximum amount you may transfer is the greater of:

     /arrow/ 25% of the amount in the fixed account, or /arrow/ the amount you transferred from the fixed account in the immediately prior Policy year.


CONVERSION RIGHTS

     Within 24 months of your Policy Date, you may transfer all of your subaccount values to the fixed account. You must make your request in writing. We will not charge for this transfer.

CHARGES AND DEDUCTIONS
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     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


SERVICES AND    /bullet/  the death benefit, cash and loan benefits;
BENEFITS WE     /bullet/  investment options, including premium allocations;
PROVIDE UNDER   /bullet/  administration of elective options; and
THE POLICY:     /bullet/  the distribution of reports to owners.


COSTS AND        /bullet/  costs associated with processing and underwriting
EXPENSES                   applications;
WE INCUR:        /bullet/  expenses of issuing and administering the Policy
                           (including any Policy riders);
                 /bullet/  overhead and other expenses for providing services and benefits, sales commissions and marketing expenses; and
                 /bullet/  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.


RISKS WE         /bullet/  that the charges we may deduct may be insufficient to
ASSUME:                    meet our actual claims because Insureds die sooner
                           than we estimate; and
                 /bullet/  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

PREMIUM CHARGES

     Before we allocate the net premiums you make, we will deduct the following charges.


PREMIUM EXPENSE  /bullet/  This charge equals:
CHARGE                     /arrow/  6.0% of premiums during the first ten Policy
                                    years; and
                           /arrow/  2.5% of premiums thereafter.
                 /bullet/  This charge compensates us for distribution expenses and state premium taxes.


PREMIUM          /bullet/  This charge equals $3.00 per premium payment.
COLLECTION       /bullet/  This charge compensates us for premium billing and
CHARGE                     collection costs.
                 /bullet/  We will not increase this charge.


MONTHLY DEDUCTION

     We take a monthly deduction from the Cash Value on the Policy Date and on each monthly anniversary. We deduct this charge from each account in accordance with the current allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


MONTHLY          The total we deduct each month is equal to:
DEDUCTION           /bullet/  the Monthly Policy Charge; PLUS
                    /bullet/ the monthly Cost of Insurance Charge; PLUS
                    /bullet/  the monthly charge for any riders attached to the
                              Policy.


MONTHLY          /bullet/  This charge equals $5.00 each Policy month.
POLICY           /bullet/  We guarantee this charge will never be more than
CHARGE                     $7.50 per month.
                 /bullet/  We may waive this charge if you purchase additional policies.
                 /bullet/  This charge compensates us for administrative
                           expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs.

COST OF           We deduct this charge each month. It varies each month and is
INSURANCE CHARGE  equal to:

                 /bullet/ the cost of insurance rates; MULTIPLIED BY /bullet/ the net amount at risk for your Policy on the
                           Monthiversary.

                 The net amount at risk is equal to:

                 /bullet/ the death benefit at the beginning of the month; DIVIDED BY
                 /bullet/ 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); MINUS
                 /bullet/  the Cash Value at the beginning of the month.


     We base the Cost of Insurance rates on the Insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. The actual monthly Cost of Insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the Insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G. one year). For a listing of rate classes, see Underwriting Standards p.___.

     We may issue certain Policies on a simplified or expedited basis. The Cost of Insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.


OPTIONAL        The monthly deduction will include charges for any
INSURANCE       optional insurance benefits you add to your Policy by rider
RIDERS          (see Supplemental Benefits, p.   ).


MORTALITY AND   We deduct a daily charge from your Cash Value in each
EXPENSE         subaccount to compensate us for certain mortality and expense
RISK CHARGE     risks we assume. This charge is equal to:
                     /bullet/ your Policy's Cash Value in each subaccount MULTIPLIED BY
                     /bullet/ the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

     The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We intend to reduce this amount to 0.75% after the fifteenth Policy year, but we do not guarantee that we will do so.

     The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE

     If you totally surrender your Policy during the first 15 years, we deduct a Surrender Charge from your Cash Value and pay the remaining Cash Value (less any outstanding loan amounts) to you. The payment you receive is called the Net Surrender Value. We reduce the Surrender Charge at older ages in compliance with state laws.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of Surrender Charges might result in no Net Surrender Value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:

    /bullet/ you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy, or
    /bullet/  investment performance is too low.



SURRENDER     The Surrender Charge is equal to:
CHARGE /bullet/ the SURRENDER CHARGE PER THOUSAND; multipled by /bullet/ the number of thousands in the Policy's Specified
                             Amount as it is stated in the Policy; multiplied by
                    /bullet/ the SURRENDER CHARGE FACTOR.

     The SURRENDER CHARGE PER THOUSAND is calculated for each $1,000 of Specified Amount stated in your Policy. It varies with the Insured's issue age, gender and rate classifications. See the Surrender Charge table, found at Appendix D.

     The SURRENDER CHARGE FACTOR varies with the Insured's age and the number of years the Policy has been in force. For Insured's ages 0-39, the Surrender Charge Factor is equal to 1.00 during Policy years 1-5. It decreases by 0.10 each year until the fifteenth Policy year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the fifteenth Policy year. Factors for the Builder Plus Program are different than those shown here (see Builder Plus Program). We always determine the Surrender Charge Factor from the Policy Date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

                           SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39


                           END OF POLICY YEAR* FACTOR
                           --------------------------
                            At Issue ........... 1.00
                            1-5 ................ 1.00
                            6 ..................  .90
                            7 ..................  .80
                            8 ..................  .70
                            9 ..................  .60
                            10 .................  .50
                            11 .................  .40
                            12 .................  .30
                            13 .................  .20
                            14 .................  .10
                            15 .................    0
                            16+ ................    0


     * The factor on any date other than an anniversary will be interpolated between the two end of year factors.

/bullet/ EXAMPLE: Assume a male tobacco user purchases the Policy at Issue Age 35 with a Specified Amount of $100,000. The Policy is surrendered in Policy year 5. The Surrender Charge Per Thousand is $16.48. This is multiplied by the Surrender Charge Factor of 1.00

      The Surrender Charge = the Surrender Charge per Thousand ($16.48) X the
                             number of thousands of initial Specified Amount
                             (100) X the Surrender Charge Factor (1.0)
                           = $1,648.

PRO RATA DECREASE CHARGE

     If you decrease the Specified Amount during the first 15 Policy years, we will deduct a pro rata Decrease Charge from the Cash Value.


PRO RATA        This charge is equal to:
DECREASE              /bullet/  the amount of the decrease in Specified Amount
CHARGE                          that you request; MULTIPLIED BY
                      /bullet/  the Surrender Charge per Thousand; MULTIPLIED BY
                      /bullet/  the Surrender Charge Factor that applies on the
                                date of the decrease.

     We will not deduct the pro rata Decrease Charge when a Specified Amount decrease results from:

     /bullet/ a change in the death benefit option, or /bullet/ a withdrawal (when you select death benefit Option A).

     We will determine the pro rata Decrease Charge from the Policy Date to the date of the decrease using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your Specified Amount.

     If we deduct a pro rata Decrease Charge, we will proportionately reduce any future Surrender Charges. This means that when we calculate the Surrender Charge, we will reduce it by an amount equal to the Surrender Charge multiplied by the ratio of any prior decreases in the Specified Amount to the initial full Specified Amount. A decrease in Specified Amount will generally decrease the insurance protection of the Policy.


TRANSFER CHARGE  /bullet/  We currently allow you to make 12 transfers each year free from charge.
                 /bullet/  We charge $25 for each additional transfer.
                 /bullet/ For the purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
                 /bullet/ We deduct the transfer charge from the amount being transferred.
                 /bullet/ Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
                 /bullet/ Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
                 /bullet/  We will not increase this charge.


CHANGE IN NET    /bullet/  We currently do not charge you if you change your net
PREMIUM                    premium allocation. However, in the future we may
ALLOCATION                 decide to charge you $25 if you make more than one
CHARGE                     change every three months in your allocation
                           schedule. We will notify you if we decide to impose this charge.


CASH WITHDRAWAL  /bullet/  When you make a cash withdrawal, we charge a
CHARGE processing fee of $25 or 2% of the amount you withdraw, whichever is less.
                 /bullet/ We deduct this amount from the withdrawal, and we pay you the balance.
                 /bullet/  We will not increase this fee.


TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by Federal or state agencies.

PORTFOLIO EXPENSES

     The Portfolios deduct investment charges from the amounts you have invested in the Portfolios. These charges range from 0.40% to 1.00%. See the Portfolio Annual Expense Table in this prospectus, and the Fund prospectus.

GROUP OR SPONSORED POLICIES

     We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (E.G. Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

     We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, Surrender Charges, limits on minimum premium and minimum Specified Amount, or Monthly Policy Charges, for these Policies. The amount of the reduction and the criteria for Group/ Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal
restrictions (see Income Tax Considerations, p.   ).

     Insurance policies where the benefits vary based on gender may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

ASSOCIATE POLICIES

     We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, Surrender Charges, minimum premium, Specified Amount, or Monthly Policy Charge. The Associate Policy is available to:

/bullet/ our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;
/bullet/ any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
/bullet/ current and retired directors, officers, and full-time employees of the WRL Series Fund, Inc., the IDEX Mutual Funds, and any investment adviser or sub-adviser thereto; and
/bullet/ any family member of the above.


     We may modify or terminate this arrangement. Associate Policies may not be available in all states.

BUILDER PLUS PROGRAM(SM)

     A Builder Plus Program Policy differs from a standard Policy in the following ways:

     /bullet/   the initial premium must be at least $10,000, and at least 90%
                of the maximum allowable premium;
     /bullet/   our administrative and distribution expenses are lower, so we do not assess any premium expense charges;
     /bullet/   the underwriting process is shorter and simpler;
     /bullet/   the Cost of Insurance Charges may be different;
     /bullet/   premium payments may be more restricted;
     /bullet/   most Builder Plus Program Policies will be modified endowment contracts (see Federal Income Tax Considerations); and
     /bullet/   the Surrender Charge Factor applies for a shorter time.


                           SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39

                           END OF POLICY YEAR* FACTOR
                           --------------------------
                            At Issue ........... 1.00
                            1-5 ................ 1.00
                            6 ..................  .80
                            7 ..................  .60
                            8 ..................  .40
                            9 ..................    0
                            10+ ................    0


     * The Surrender Charge on any date other than an anniversary will be interpolated between the two end of year Surrender Charges.

     For Insureds older than 39, this factor is less than 1.00 at the end of the first Policy year and declines to zero at the end of the ninth Policy year.

     The minimum possible Specified Amount at issue is the amount that a $10,000 premium will purchase based on the Insured's age, gender and rate class, and certain Federal tax law guidelines. For a larger premium there will be a larger minimum Specified Amount. The maximum Specified Amount depends on the size of the initial premium payment, and is approximately 111% of the lowest possible Specified Amount for that premium. Due to Federal tax laws, the amount of additional premium payments you make may be limited. There are no planned periodic premiums.

DEATH BENEFIT
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DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the Insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies) or a contingent beneficiary. If each beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

DEATH BENEFIT    /bullet/ the death benefit (described below); MINUS
PROCEEDS EQUAL:  /bullet/ any past due charges; MINUS
                 /bullet/ any outstanding Policy loan amount; PLUS /bullet/ any additional insurance in force provided by rider; PLUS
                 /bullet/ any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

     We may further adjust the amount of the death benefit proceeds under certain circumstances. See Our Right to Contest the Policy; and Misstatement of Age or Gender.

DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the Valuation Period in which the Insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the Specified Amount on the date of the Insured's death.


DEATH BENEFIT    /bullet/  the current Specified Amount; OR
OPTION A EQUALS  /bullet/  a specified percentage called the "limitation
THE GREATER OF:            percentage," MULTIPLIED BY
                           /arrow/ the Cash Value on the Insured's date of
                                   death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the Cash Value is greater than the Specified Amount; then the death benefit will vary as the Cash Value varies.

     The limitation percentage is the minimum percentage of Cash Value we must pay as the death benefit under Federal tax requirements. It is based on the age of the Insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

      AGE                     LIMITATION PERCENTAGE
  40 and under                           250%
    41 to 45     250% of Cash Value minus 7% for each age over age 40
    46 to 50     215% of Cash Value minus 6% for each age over age 45
    51 to 55     185% of Cash Value minus 7% for each age over age 50
    56 to 60     150% of Cash Value minus 4% for each age over age 55
    61 to 65     130% of Cash Value minus 2% for each age over age 60
    66 to 70     120% of Cash Value minus 1% for each age over age 65
    71 to 75     115% of Cash Value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of Cash Value minus 1% for each age over age 90

     If the Federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the Corridor." An increase in the Cash Value will increase our risk, and we will increase the cost of insurance we deduct from the Cash Value.

     OPTION A ILLUSTRATION. Assume that the Insured's attained age is under 40, there have been no withdrawals or decreases in Specified Amount, and that there is no outstanding indebtedness. Under Option A, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to the Cash Value above $20,000 will increase the death benefit by $2.50.

     Similarly, so long as the Cash Value exceeds $20,000, each dollar taken out of the Cash Value will reduce the death benefit by $2.50. If at any time the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy reduced by the dollar value of any cash withdrawals.


DEATH BENEFIT    /bullet/ the current Specified Amount; PLUS
OPTION B EQUALS           /arrow/ the Cash Value on the Insured's date of death;
THE GREATER OF:                   OR
                 /bullet/ the limitation percentage, MULTIPLIED BY
                          /arrow/ the Cash Value on the Insured's date of death.

     Under Option B, the death benefit always varies as the Cash Value varies.

     OPTION B ILLUSTRATION. Assume that the Insured's attained age is under 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $50,000 will generally pay a death benefit of $50,000 plus Cash Value. Thus, a Policy with a Cash Value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50.

     Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.

DEATH BENEFIT   /bullet/ death benefit Option A; OR
OPTION C EQUALS /bullet/ the current Specified Amount, MULTIPLIED BY
THE GREATER OF:          /arrow/ a "factor" equal to the lesser of:
                                 /bullet/ 1.0 or
                                 /bullet/ 0.04 TIMES (95 - Insured's age at
                                          death); PLUS
                        /arrow/ the Cash Value on the Insured's date of death.

     Under Option C, the death benefit varies as the Cash Value and the Insured's attained age varies.

     OPTION C -- THREE ILLUSTRATIONS.

     1. Assume that the Insured is under age 40 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $10,000 will have a death benefit of $60,000 ($50,000 x the minimum of (1.0 and (0.04 x (95 - 40))) + $10,000). So long as the Insured is under age 71, this benefit is the same as the Option B benefit.

     2. Assume that the Insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of (1.0 and (0.04 x (95 - 75))) + $12,000). The death benefit, however, must be at least 105% of Cash Value as shown in the limitation percentage table above.

     3. Assume that the Insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a Specified Amount of $50,000 and with a Cash Value of $9,000 will have a death benefit equal to the Specified Amount of $50,000, since the calculation of $50,000 times the minimum of (1.0 and (0.04 x (95 - 75))) plus $9,000 is less than the Specified Amount.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

     If you choose Option A, a cash withdrawal will reduce the Specified Amount by an amount equal to the amount of the cash withdrawal. For an example, see Cash Withdrawals, page . Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your Cash Value and on the amount of charges you pay.

     You may find Option A more suitable for you if your goal is to increase your Cash Value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your Cash Value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

     After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the Specified Amount that year. We will adjust the Specified Amount on the date your new death benefit option takes effect so that the monthly cost of insurance is equal to the monthly cost of insurance that we would have deducted on that date under the prior option. We will notify you of the new Specified Amount.

    /bullet/  You must make your request in writing.
    /bullet/ The effective date of the change will be the Monthly Anniversary on or following the date when we receive your request for a change. /bullet/ You may not make a change that would decrease the Specified Amount below the minimum Specified Amount stated in your Policy.
    /bullet/ There may be Federal tax consequences.

DECREASING THE SPECIFIED AMOUNT

     After the Policy has been in force for three years, you may decrease the Specified Amount once each Policy year. A decrease in the Specified Amount may affect your Cost of Insurance Charge and may have Federal tax consequences.


CONDITIONS FOR   /bullet/ you may not change your death benefit option in the
DECREASING THE            same Policy year that you decrease your Specified
SPECIFIED                 Amount;
AMOUNT:          /bullet/ you may not decrease your Specified Amount lower than the minimum Specified Amount stated in your Policy;
                 /bullet/ you may not decrease your Specified Amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
                 /bullet/ we may limit the amount of the decrease to no more than 20% of the Specified Amount;
                 /bullet/ a decrease in Specified Amount will take effect on the
                          Monthly Anniversary on or after we receive your written request; and
                 /bullet/ we will assess a pro rata Decrease Charge against the
                          Cash Value if you decrease your Specified Amount within the first fifteen Policy years.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p.___ for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
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SURRENDERS

     You may make a written request to surrender your Policy for its Net Surrender Value as calculated at the end of the Valuation Date on which we receive your request. The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a Surrender Charge if you surrender the Policy during the first 15 Policy years (see Charges and Deductions p. ). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the Net Surrender Value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

CASH WITHDRAWALS

     After the first Policy year, you may request a cash withdrawal of a portion of your Cash Value subject to certain conditions.


CASH             /bullet/ You must make your cash withdrawal request to us in
WITHDRAWAL                writing.
CONDITIONS:      /bullet/ We only allow one cash withdrawal during a 12-month period.
                 /bullet/ We may limit the amount you can withdraw to at least
                          $500, and to no more than 10% of the Net Surrender
                          Value.
                 /bullet/ You can specify the subaccount(s) and the fixed
                          account from which to make the withdrawal. Otherwise we will deduct the amount from the subaccounts and the fixed account in accordance with the current allocation instructions. We generally will pay a cash withdrawal request within seven days following the Valuation Date we receive the request.
                 /bullet/ We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
                 /bullet/ You may not take a cash withdrawal that would
                          disqualify your Policy as life insurance under the Internal Revenue Code.

     A cash withdrawal will reduce the Cash Value by the amount of the cash withdrawal, and reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the Specified Amount by an amount equal to the amount of the cash withdrawal.

     In no event will we permit any withdrawal to reduce the Specified Amount below the minimum Specified Amount set forth in the Policy.

     A cash withdrawal may have tax consequences (see Federal Income Tax Considerations).

LOANS
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GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.


POLICY LOANS    /bullet/ we may require you to borrow at least $500; and
ARE SUBJECT     /bullet/ the maximum amount you may borrow is 90% of the Cash
TO CERTAIN               Value, less any Surrender Charge and any outstanding
CONDITIONS:              loan amount.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     We will charge you an annual interest rate on a standard Policy loan that is equal to 5.2% and is payable annually in advance (equivalent to an effective annual rate of 5.5%). Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

     /bullet/ We currently credit interest at an effective annual rate of 4.75%
              on amounts you borrow during the first ten Policy years.
     /bullet/ After the tenth Policy year, on all amounts that you have borrowed, we currently credit that part of the Cash Value in excess of the cost basis (premiums less withdrawals) with interest equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is credited 4.75%.

EFFECT OF POLICY LOANS

     A Policy loan affects the Policy, because we reduce the death benefit proceeds and Net Surrender Value under the Policy by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and Net Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment performance of the separate account.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding (see Federal Income Tax Considerations).

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Net Surrender Value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

     Loans may have tax consequences (see Federal Income Tax Considerations).


POLICY LAPSE AND REINSTATEMENT
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LAPSE

     Your Policy may not necessarily lapse if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the Net Surrender Value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if poor investment experience causes a decrease in the Net Surrender Value, or you have not paid enough premiums to offset the monthly charges.

     If the Net Surrender Value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

     This Policy provides for a no lapse period. As long as the no lapse period is in effect, your Policy will not lapse and no grace period will begin. Even if your Net Surrender Value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date provided in your Policy. Each month we determine whether the no lapse period is still in effect.


EARLY            /bullet/ The no lapse period will end IMMEDIATELY if you do not
TERMINATION OF            pay sufficient premiums.
THE NO LAPSE     /bullet/ You must pay total premiums (minus withdrawals, loans,
PERIOD                    and any pro rata Decrease Charge) that equal at least:
                          /arrow/  your minimum monthly guarantee premium
                                   (shown in your Policy), MULTIPLIED BY
                          /arrow/  the number of months since the Policy Date
                                   (including the current month).

     You will lessen the risk of Policy lapse, if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, or you decrease the Specified Amount, you should carefully consider the effect it will have on the no lapse period guarantee.

     If you add a rider after the Policy Date, your no lapse period will end immediately. If adding a rider would cause your Policy to lapse, we will notify you that the grace period has started.

REINSTATEMENT

     We will reinstate a lapsed Policy for five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

     /bullet/ submit a written application for reinstatement;
     /bullet/ provide evidence of insurability satisfactory to us;
     /bullet/ make a premium that is large enough to cover:
              /arrow/ one monthly deduction at the time of termination; /arrow/ the next two monthly deductions which become due after reinstatement; and
              /arrow/ any Surrender Charge calculated from the Policy Date to the date of reinstatement.

We will not reinstate any indebtedness. The Cash Value of the loan reserve on the reinstatement date will be zero. Your Net Surrender Value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any Surrender Charge. The reinstatement date for your Policy will be the Monthly Anniversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
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     The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (Code) in order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code or the limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for Federal income tax purposes. We intend that the separate account, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (E.G., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract".

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance policies. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. A Builder Plus Program(SM) Policy will in most instances be treated as a MEC. If you do not want your Policy to be classified as a MEC, a tax advisor should be consulted to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     /bullet/ All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     /bullet/ Loans taken from or secured by (E.G., by assignment) such a Policy are treated as distributions and taxed accordingly.

     /bullet/ A 10 percent additional Federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     It is not clear whether loans from or secured by a Policy that is not a MEC will be treated as distributions. You should consult a tax adviser if you consider taking a loan from a Policy that is not a MEC.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional tax.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Cash Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

     TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured under the Policy. You should consult a tax adviser about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

     POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.


OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding indebtedness, and less any cash withdrawals paid. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date. If the Insured commits suicide within two years of the reinstatement date or the date of any increase in insurance, our total liability with respect to such reinstatement or increase will be the Cost of Insurance Charges we deducted.

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the Insured was stated incorrectly in the application or any supplemental application, the death benefit will be adjusted based on what the initial premium would have purchased based on the Insured's correct age and gender.

MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

     If the Insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the Insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the Net Surrender Value of your Policy. We may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     /bullet/ the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     /bullet/ the SEC permits, by an order, the postponement for the protection of owners; OR
     /bullet/ the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     We also reserve the right to defer payment of transfers, cash withdrawals, or surrenders from the fixed account for up to six months.

SETTLEMENT OPTIONS

     You or the beneficiary may elect to receive Policy benefits in either a lump sum or in accordance with one of the settlement options listed below. Once a settlement option takes effect, you or the beneficiary will no longer have value in the Accounts. The effective date of a settlement option is the surrender date or the date of the Insured's death.


OPTION 1 -       /bullet/ We will pay the proceeds plus the interest in equal A
PAYMENTS FOR              monthly installments for a period you choose.
FIXED PERIOD     /bullet/ The period may not be longer than 30 years.
                 /bullet/ We will stop making payments once we pay the Policy in full.


OPTION 2 - LIFE  /bullet/ We will pay the proceeds in equal installments for the
INCOME                    guaranteed payment period you elect.
                 /bullet/ We will continue to make payments for the person's life on which you base the option.
                 /bullet/ We will pay the installments;
                          /arrow/ during the payee's lifetime; |Ze during a
                                  fixed period certain and for the payee's remaining lifetime; or
                          /arrow/ until the sum of the installments we pay
                                  equals the proceeds and for the payee's
                                  remaining lifetime.
                 /bullet/ You can choose a guaranteed payment period of 5 or 10 years, or for the period in which total payments will equal the amount retained.


OPTION 3 -       /bullet/ We will pay the proceeds during the joint lifetimes of
JOINT AND SURVIVOR        two persons.
LIFE INCOME      /bullet/ When the first person dies:
                          /arrow/  we will make the payments for the survivor's
                                   lifetime; or
                          /arrow/  we will reduce the payments by one-third and
                                   make payments for the survivor's lifetime.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing the following information as of the end of the report period:

/checkmark/ the current Cash Value           /checkmark/  any activity since the last report
/checkmark/ the current Net Surrender Value  /checkmark/  projected values
/checkmark/ the current death benefit        /checkmark/  investment experience of each subaccount
/checkmark/ any outstanding loans            /checkmark/  any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each Portfolio in which you are indirectly invested.

RECORDS

     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

     Your Policy will terminate on the earliest of:

/bullet/ the maturity date             /bullet/ the end of the grace period
/bullet/ the date the Insured dies     /bullet/ the date the Policy is
                                                surrendered


SUPPLEMENTAL BENEFITS (RIDERS)
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     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these are deducted from Cash Value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the Primary Insured is the person insured under the Policy, and the Face Amount is the level term insurance amount we pay at death.

CHILDREN'S INSURANCE RIDER

     This rider provides a Face Amount on the Primary Insured's children. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the Primary Insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

     Subject to certain limitations, we will pay a Face Amount if the Primary Insured's death results solely from accidental bodily injury where:

     /bullet/ the death is caused by external, violent, and accidental means; /bullet/ the death occurs within 90 days of the accident; and /bullet/ the death occurs while the rider is in force.

The rider will terminate on the earliest of:

     /bullet/ the Policy anniversary nearest the Primary Insured's 70th birthday;
     /bullet/ the date the Policy terminates; or /bullet/ the Monthly Anniversary when the rider terminates at the Primary
               Insured's request.

OTHER INSURED RIDER

     We will pay the rider's Face Amount when we receive proof of the other Insured's death. On any Monthly Anniversary while the rider is in force, you may replace it with a new Policy on the other Insured's life (without evidence of insurability).

CONDITIONS TO    /bullet/ your request must be in writing;
REPLACE THE      /bullet/ the rider has not reached the anniversary nearest to
RIDER:                    the other Insured's 70th birthday;
                 /bullet/ the new policy is any permanent insurance plan that we currently offer;
                 /bullet/ the amount of the insurance under the new Policy will equal the Face Amount in force under the rider; and
                 /bullet/ we will base your premium on the other Insured's rate class under the rider.


DISABILITY WAIVER RIDER

     Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. We must receive proof that:

     /bullet/ you are totally disabled;
     /bullet/ the rider was in force when you became disabled;
     /bullet/ you became disabled before the anniversary nearest your 60th birthday; and
     /bullet/ you are continuously disabled for at least six months.

We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND MONTHLY INCOME RIDER

     This rider has the same benefits as the Disability Waiver Rider, but adds an income benefit for up to 120 months.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy. You may purchase the PIR anytime, but you must purchase the PIR Plus when you apply for your Policy.

FEATURES OF      /bullet/ the rider increases the Policy's death benefit by the
PIR AND PIR               rider's Face Amount;
PLUS:            /bullet/ the PIR terminates when you turn 90, and the PIR Plus terminates when you turn 85;
                 /bullet/ we do not assess any additional surrender charge for
                          PIR and PIR Plus;
                 /bullet/ generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no Cash Value;
                 /bullet/ you may cancel or reduce your rider coverage without decreasing your Policy's Specified Amount; and
                 /bullet/ you may generally decrease your Specified Amount
                          without reducing your rider coverage.


     It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Specified Amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus rider. However, it may cost you more to keep a higher Specified Amount, because the Specified Amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the Insured is ill and has a life expectancy of one year or less. A doctor must certify the Insured's life expectancy.

     We will pay a "single-sum benefit" equal to:

     /bullet/ the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
     /bullet/ the election percentage of the death benefit you elect to receive; DIVIDED BY
     /bullet/ 1 + i ("i" equals the interest rate determined by the Code or the Policy loan interest rate, whichever is greater); MINUS
     /bullet/ any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

     The maximum terminal illness death benefit we will pay is equal to:

     /bullet/ the death benefit available under the Policy at the Insured's death; PLUS
     /bullet/ the benefit available under any PIR or PIR Plus rider in force. /bullet/ a single-sum benefit may not be greater than $500,000.


     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.

     We will not pay a benefit under the rider if your terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

     The rider terminates at the earliest of:

     /bullet/ the date the Policy terminates;
     /bullet/ the date a settlement option takes effect;
     /bullet/ the date we pay a single-sum benefit; or /bullet/ the date you terminate the rider.

     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.


IMSA
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     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and so we may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


PERFORMANCE DATA
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     The information this section provides shows the Fund's historical investment experience and the hypothetical illustrations of the Policy based on the Fund's historical investment experience. This information does not represent or project future investment performance.

     We started selling the Policies in 1997. The separate account and the Fund commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each Portfolio for the periods shown. The illustrations of death benefits, Cash Values, and Net Surrender Value below depict these Policy features as if you had purchased it on January 1, 1987. The illustrations are based on the historical investment experience of the Portfolio indicated as of January 1 of the year the Portfolio commenced operations. We assumed the rate of return for each Portfolio in each calendar year to be uniformly earned throughout the year; however, the Portfolio's actual performance did and will vary throughout the year.

RATES OF RETURN

     We base the rates of return that we show below on each Portfolio's actual investment performance. We deduct investment management fees and direct Fund expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1998.

     These rates of return do not reflect the annual mortality and expense risk charge, charges deducted from premiums, monthly deductions from Cash Value, or Surrender Charges. These rates are not an estimate, projection or guarantee of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                    AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1998

                                                                                                          INCEPTION
FUND PORTFOLIO                           INCEPTION     10 YEARS     5 YEARS      3 YEARS      1 YEAR         DATE
-------------------------------------   -----------   ----------   ----------   ----------   ----------   ----------
WRL Alger Aggressive Growth .........           %        N/A          N/A               %            %      3/1/94
WRL VKAM Emerging Growth ............           %        N/A               %            %            %      3/1/93
WRL Janus Growth ....................           %             %            %            %            %     10/2/86
WRL Janus Global ....................           %        N/A               %            %            %     12/3/92
WRL AEGON Bond ......................           %             %            %            %            %     10/2/86
WRL LKCM Strategic Total Return .....           %        N/A               %            %            %      3/1/93
WRL Federated Growth & Income .......           %        N/A          N/A               %            %      3/1/94
WRL J.P. Morgan Money Market ........           %             %            %            %            %     10/2/86
WRL Dean Asset Allocation ...........           %        N/A          N/A               %            %      1/3/95
WRL GE U.S. Equity ..................           %        N/A          N/A          N/A               %      1/2/97
WRL Third Avenue Value ..............           %        N/A          N/A          N/A               %      1/2/98
WRL J.P. Morgan Real Estate
 Securities .........................           %        N/A          N/A          N/A          N/A         5/1/98
WRL AEGON Balanced ..................           %        N/A          N/A               %            %      3/1/94
WRL NWQ Value Equity ................           %        N/A          N/A          N/A               %      5/1/96
WRL C.A.S.E. Growth .................           %        N/A          N/A               %            %      5/1/95
WRL GE/Scottish Equitable
 International Equity ...............           %        N/A          N/A          N/A               %      1/2/97
S&P 500 .............................           %             %            %            %            %     10/2/86

     Additional information regarding the investment performance of the Portfolios appears in the attached Fund prospectus.

HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

     In order to demonstrate how the actual investment experience of the Portfolios could have affected the Option A death benefit, Cash Value and Net Surrender Value of the Policy, we will provide hypothetical illustrations using the actual investment experience of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED. We assumed that the actual rate of return was uniformly earned throughout the year, however, the Portfolio's actual performance did and will vary throughout the year resulting in variable monthly deductions from Cash Value that could affect performance. These illustrations do not represent what may happen in the future.

     The amounts we show for death benefits, Cash Values, and Net Surrender Values take into account all charges and deductions from the Policy, the separate account, and the Fund. For each Portfolio, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates. The amount and timing of premium payments, withdrawals, and loans would affect individual Policy benefits.

     For each Portfolio, the illustrations below show Option A based on an annual premium of $2,000 and a Specified Amount of $165,000 for a male age 35, non-tobacco, Ultimate Select rate class.

The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth Portfolio would have affected benefits for a Policy dated January 1, 1995. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                     WRL ALGER AGGRESSIVE GROWTH PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1996 ..............................    $ 2,238       $ 2,211      $     0       $    0
 1997* .............................      4,131         4,071        1,570        1,510
 1998* .............................      7,096         6,980        4,535        4,420
 1999* .............................     12,777        12,550       10,217        9,989

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                      WRL VKAM EMERGING GROWTH PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1995 ..............................    $ 1,432       $ 1,410      $     0      $     0
 1996* .............................      4,466         4,398        1,905        1,837
 1997* .............................      7,041         6,922        4,480        4,361
 1998* .............................     10,454        10,258        7,894        7,697
 1999* .............................     16,323        16,000       13,762       13,439

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Janus Growth Portfolio would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                          WRL JANUS GROWTH PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1988 ..............................    $ 1,753       $ 1,728      $     0      $     0
 1989* .............................      3,851         3,792        1,290        1,231
 1990* .............................      8,090         7,957        5,530        5,397
 1991* .............................      9,356         9,181        6,796        6,620
 1992* .............................     17,476        17,133       14,915       14,572
 1993* .............................     19,276        18,878       16,971       16,573
 1994* .............................     21,289        20,827       19,240       18,778
 1995* .............................     20,672        20,197       18,879       18,404
 1996* .............................     32,641        31,888       31,105       30,351
 1997* .............................     39,657        38,740       38,376       37,459
 1998* .............................     48,707        47,595       47,682       46,571
 1999* .............................     81,219        79,390       80,451       78,622

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Janus Global Portfolio would have affected benefits for a Policy dated January 1, 1993. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                          WRL JANUS GLOBAL PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1994 ..............................    $ 2,142       $ 2,116      $     0      $     0
 1995* .............................      3,690         3,635        1,130        1,074
 1996* .............................      6,454         6,346        3,894        3,785
 1997* .............................     10,016         9,828        7,455        7,267
 1998* .............................     13,838        13,559       11,278       10,998
 1999* .............................     20,204        19,779       17,899       17,474

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Bond Portfolio would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           WRL AEGON BOND PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1988 ..............................    $ 1,479       $ 1,457      $     0      $     0
 1989* .............................      3,230         3,176          669          615
 1990* .............................      5,506         5,405        2,945        2,844
 1991* .............................      7,492         7,336        4,931        4,775
 1992* .............................     10,500        10,265        7,940        7,705
 1993* .............................     12,899        12,593       10,595       10,288
 1994* .............................     16,010        15,611       13,962       13,562
 1995* .............................     16,202        15,774       14,410       13,982
 1996* .............................     21,595        21,021       20,059       19,485
 1997* .............................     22,700        22,093       21,420       20,813
 1998* .............................     26,445        25,752       25,421       24,728
 1999* .............................     30,020        29,242       29,252       28,474

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                   WRL LKCM STRATEGIC TOTAL RETURN PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1995 ..............................    $ 1,550       $ 1,527      $    0        $    0
 1996* .............................      3,902         3,841       1,341         1,280
 1997* .............................      6,164         6,057       3,604         3,496
 1998* .............................      9,434         9,250       6,873         6,689
 1999* .............................     11,915        11,664       9,354         9,103

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Federated Growth & Income Portfolio would have affected benefits for a Policy dated January 1, 1995. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                    WRL FEDERATED GROWTH & INCOME PORTFOLIO
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1996 ..............................    $1,996        $1,970       $    0        $    0
 1997* .............................     3,884         3,825        1,323         1,265
 1998* .............................     6,798         6,685        4,238         4,124
 1999* .............................     8,567         8,403        6,006         5,842

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market Portfolio would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                    WRL J.P. MORGAN MONEY MARKET PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
  1988 .............................    $ 1,654       $ 1,631      $     0      $     0
  1989* ............................      3,394         3,339          833          778
  1990* ............................      5,313         5,216        2,752        2,655
  1991* ............................      7,315         7,163        4,754        4,602
  1992* ............................      9,238         9,028        6,677        6,467
  1993* ............................     11,000        10,732        8,695        8,428
  1994* ............................     12,690        12,361       10,642       10,313
  1995* ............................     14,546        14,146       12,753       12,354
  1996* ............................     16,713        16,247       15,177       14,711
  1997* ............................     18,883        18,355       17,603       17,075
  1998* ............................     21,218        20,638       20,193       19,614
  1999* ............................     23,629        22,991       22,860       22,223

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Dean Asset Allocation Portfolio would have affected benefits for a Policy dated January 1, 1995. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                      WRL DEAN ASSET ALLOCATION PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1996 ............................    $1,912        $1,887       $    0        $    0
   1997* ...........................     3,913         3,854        1,352         1,293
   1998* ...........................     6,363         6,255        3,802         3,694
   1999* ...........................     8,497         8,332        5,936         5,771

*For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the WRL GE U.S. Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                         WRL GE U.S. EQUITY PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1998 ............................    $2,015        $1,989       $    0        $    0
   1999* ...........................     4,356         4,293        1,795         1,732

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Third Avenue Value Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1998. This example assumes that Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                       WRL THIRD AVENUE VALUE PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1999 ............................    $1,432        $1,410          $0           $0

     Because the WRL J.P. Morgan Real Estate Securities Portfolio did not commence operations until May 1, 1998, there are no hypothetical illustrations for this Portfolio.

The following example shows how the hypothetical net return of the WRL AEGON Balanced Portfolio would have affected benefits for a Policy dated January 1, 1995. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                         WRL AEGON BALANCED PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
 1996 ..............................    $1,896        $1,871       $    0        $    0
 1997* .............................     3,769         3,711        1,208         1,150
 1998* .............................     6,297         6,189        3,736         3,628
 1999* .............................     8,281         8,119        5,721         5,558

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL NWQ Value Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                        WRL NWQ VALUE EQUITY PORTFOLIO
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1998 ............................    $1,981        $1,955         $  0         $  0
   1999* ...........................     3,348         3,295          787          735

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth Portfolio would have affected benefits for a Policy dated January 1, 1996. This example assumes that the Net Premiums and related Cash Values were in the subaccount for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                         WRL C.A.S.E. GROWTH PORTFOLIO
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1997 ............................    $1,826        $1,801       $    0        $    0
   1998* ...........................     3,942         3,882        1,381         1,321
   1999* ...........................     5,551         5,453        2,990         2,893

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL GE/Scottish Equitable International Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

            WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY PORTFOLIO
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
   1998 ............................    $1,687        $1,663       $    0        $    0
   1999* ...........................     3,762         3,703        1,201         1,142

*For each year shown, benefits and values reflect only premiums paid during previous Policy years.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

   /bullet/  other variable life issuers in general;

   /bullet/ variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G. FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
             /arrow/    Lipper and Morningstar rank variable annuity contracts
                        and variable life policies. Their performance analysis
                        ranks such policies and contracts on the basis of total
                        return, and assumes reinvestment of distributions; but
                        it does not show sales charges, redemption fees or
                        certain expense deductions at the separate account
                        level.
   /bullet/ the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
             /arrow/    Unmanaged indices may assume the reinvestment of
                        dividends, but usually do not reflect deductions for the
                        expenses of operating or managing an investment
                        portfolio; or
   /bullet/  other types of investments, such as:
             /arrow/    certificates of deposit;
             /arrow/    savings accounts and U.S. Treasuries;
             /arrow/    certain interest rate and inflation indices (E.G. the
                        Consumer PriceIndex); or
             /arrow/    indices measuring the performance of a defined group of
                        securities recognized by investors as representing a particular segment of the securities markets (E.G. Donoghue Money Market
                        Institutional Average, Lehman Brothers Corporate Bond
                        Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the Fund or its Portfolios, or to their performance.


ADDITIONAL INFORMATION
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SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

   /bullet/ 65% of all premiums you make during the first Policy year, PLUS /bullet/ 2.20% of all premiums you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.10% of the Policy's Cash Value on the fifth Policy anniversary and each anniversary thereafter where the Cash Value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses may be paid.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Vice President, Assistant Secretary and Associate General Counsel of Western Reserve.

LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us, or AFSG, or the separate account.

YEAR 2000 MATTERS

     In October 1996, Western Reserve adopted and presently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, and voice and data communications systems, to determine if they are Year 2000 compatible. The Plan provides for a management process which ensures that when a particular system, or software application, is determined to be "non-compliant," the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also requires the Chief Information Officer to report to the Board of Directors on a regular and routine basis the status of efforts under the Plan. We also have engaged the services of a third-party provider that specializes in Year 2000 issues to work on the project.

     The Plan has four specific objectives:
     /bullet/  develop an inventory of all applications;
     /bullet/ evaluate all applications to determine the most prudent manner to move them to Year 2000 compliance, if necessary;
     /bullet/ estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and
     /bullet/ define testing and deployment requirements to successfully manage validation and re-employment of any changed code.

     As of December 31, 1998, substantially all mission critical internal systems are Year 2000 compliant. Validation testing will continue through and including 1999.

     As of the date of this prospectus, we have identified and made available what we believe are the appropriate resources of hardware, people and dollars, including engaging outside third parties, to ensure that the Plan will be completed.

     Resolving the Year 2000 computer problem is complex and multifaceted. We cannot know conclusively whether a response plan is successful until the Year 2000 arrives (or an earlier date if the systems or equipment address Year 2000 data prior to the Year 2000). Even with the appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Also, the actions (or failure to act) of third parties beyond our knowledge or control may affect our ability to function unaffected to and through the Year 2000. See the Fund's prospectus for information on its preparation for Year 2000.

FINANCIAL STATEMENTS

     Our financial statements appear on the following pages. Our financial statements should be distinguished from the separate account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

     Our financial statements for the years ended December 31, 1998, 1997 and 1996, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE

     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned by AEGON USA, Inc. Western Reserve's home office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS


                                                                      PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   POSITION WITH WESTERN RESERVE     DURING PAST 5 YEARS
 John R. Kenney                     Chairman of the Board,            Chairman of the Board, and
 570 Carillon Parkway               Chief Executive Officer           President of WRL Series Fund,
 St. Petersburg, Florida 33716      and President                     Inc.; (1993 - present); Chairman
                                                                      of the Board of IDEX Mutual
                                                                      Funds (1990 - present); and
                                                                      Chairman of the Board of WRL
                                                                      Investment Management, Inc.
                                                                      (1996 - present); Chairman of
                                                                      the Board, WRL Investment
                                                                      Services, Inc. (1996 - present).

 Patrick S. Baird                   Director                          Executive Vice President (1995 -
 4333 Edgewood Road, NE,                                              present), Chief Operating Officer
 Cedar Rapids, Iowa 52499                                             (1996 - present), Chief Financial
                                                                      Officer (1992 - 1995), Vice
                                                                      President and Chief Tax
                                                                      Officer (1984 - 1995) of
                                                                      AEGON USA, Inc.

 Jack E. Zimmerman                  Director                          Trustee, IDEX Mutual Funds
 507 St. Michel Circle,                                               (1987 - present); retired from
 Kettering, Ohio 45429                                                Martin Marietta (1993).

 Lyman H. Treadway                  Director                          Retired Consultant.
 30195 Chagrin Blvd., Ste. 210N,
 Cleveland, Ohio 44124

 James R. Walker                    Director                          Self-employed, Public
 3320 Office Park Dr.,                                                Accountant (1996 - present);
 Dayton, Ohio 45439                                                   Partner, Walker-Davis C.P.A.'s,
                                                                      Dayton, Ohio (1990 - 1995).


The following table gives the name, address and principal occupation during the past five years of the senior officers of Western Reserve (other than officers listed above as directors).

                                SENIOR OFFICERS


                                                             PRINCIPAL OCCUPATION
 NAME AND ADDRESS       POSITION WITH WESTERN RESERVE        DURING PAST 5 YEARS
 Alan M. Yaeger*        Executive Vice President,            Executive Vice President, WRL
                        Actuary and Chief                    Series Fund, Inc. (1993 -
                        Financial Officer                    present); Director, WRL
                                                             Investment Management, Inc.
                                                             (1996 - present); Director, WRL
                                                             Investment Services, Inc. (1996 -
                                                             present).

 William H. Geiger*     Senior Vice President, Secretary     Vice President and Assistant
                        and Corporate Counsel                Secretary, IDEX Mutual Funds
                                                             (1990 - present).

 G. John Hurley*        Executive Vice President             Director, WRL Series Fund, Inc.
                                                             (1994 - present); Director, WRL
                                                             Investment Services, Inc. (1996 -
                                                             present); Director, WRL
                                                             Investment Management, Inc.
                                                             (1996 - present); President, Chief
                                                             Executive Officer and Trustee,
                                                             IDEX Mutual Funds (1990 -
                                                             present).

 Allan J. Hamilton*     Vice President, Treasurer            Vice President and Controller
                        and Controller                       (1987 - present), Treasurer (1997
                                                             - present) Western Reserve;
                                                             Treasurer and Chief Financial
                                                             Officer, WRL Series Fund, Inc.
                                                             (1997 - present).

* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of Portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representative of AFSG Securities Corporation to a limit of $12 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and is obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve and its affiliates, AUSA Life Insurance Company, Inc. and PFL Life Insurance Company, as well as for other purposes permitted by law. The separate account is registered with the SEC as an unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the Federal securities laws.

APPENDIX A
GLOSSARY
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 Accounts           The options to which you can allocate your money. The
                    Accounts include the fixed account and the subaccounts in the separate account.

 attained age       The issue age of the person insured, plus the number of completed years since the Policy Date.

 beneficiary(ies)   The person or persons you select to receive the death benefit from this Policy.
                    You name the primary beneficiary and any contingent beneficiaries.

 Cash Value The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the Cash Value includes any amounts held in our general account to secure the Policy loan.

 company (we,       Western Reserve Life Assurance Co. of Ohio ("Western Reserve").
 us, our)

 death benefit      The amount we will pay to the beneficiary on the Insured's death. We will
 proceeds           reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deduction. We will
                    increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of
                    death and the next Policy anniversary.

 fixed account      An option to which you may allocate premiums and Cash Value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

 free look period   The period during which you may return the Policy and receive a refund as described in this prospectus.  The length of the free look period varies by state. The free look period is listed in the Policy.

 Fund(s)            The WRL Series Fund, Inc., an investment company registered with the U.S.
                    Securities and Exchange Commission and other registered
                    investment companies that may be added to the Policy.

 in force           While coverage under the Policy is active and the Insured's life remains insured.

 initial premium    The amount you must pay before insurance coverage begins under this Policy.
                    The initial premium is shown on the schedule page of your Policy.

 Insured(s)         The person whose life is insured by this Policy.

 issue age          The Insured's age on his or her birthday nearest to the Policy Date.

 lapse              When life insurance coverage ends because you do not have enough Cash
                    Value in the Policy to pay the monthly deduction, the Surrender Charges and any outstanding loan amount and you have not made a sufficient payment by the end of a grace period.



 loan amount        The total amount of all outstanding Policy loans, including both principal and interest due.

 maturity date      The Policy anniversary nearest the Insured's 95th birthday.
                    It is the date when life insurance coverage under this Policy ends.

 minimum            The amount shown on your Policy schedule page that we use during the no
 monthly            lapse period to determine whether a grace period will begin. We make this
 guarantee          determination whenever your Net Surrender Value is not enough to meet
 premium            monthly deductions.

 Monthly            The same date each month as the Policy Date. If there is no Valuation Date in
 Anniversary or     the calendar month that coincides with the Policy Date, the
 Monthiversary      is Monthiversary the next Valuation Date.

 net premium        The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges.

 Net Surrender      The amount we will pay you if you surrender the Policy while it is in force.
 Value              The Net Surrender Value on the date you surrender is equal to: the Cash
                    Value, minus any Surrender Charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

 no lapse date      For a Policy issued to any Insured ages 0-60, the no lapse date is either the number of years to attained age 65 or the twentieth Policy anniversary, whichever is less. For a Policy issued to an Insured ages 61-80, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your
                    Policy.

 no lapse period    The period of time between the Policy Date and the no lapse date during which the Policy will not lapse if certain conditions are met.

 Office             Our administrative office at P.O. Box 5068, Clearwater, Florida 33758-5068.
                    Our phone number is 1-800-851-9777.

 planned periodic   A premium you make in a level amount at a fixed interval over
 premium            a specified period of time.

 Policy Date        The date when our underwriting process is complete, life insurance coverage goes into effect, we begin to deduct the monthly deductions, and your net premiums are allocated to the WRL J.P. Morgan Money Market subaccount. The Policy Date is shown on the schedule page of your
                    Policy. We measure Policy months, years, and anniversaries from the Policy Date.

 Portfolio          One of the separate investment portfolios of the Fund(s).

 premiums           All payments you make under the Policy other than loan repayments.

 Record Date        The date we record your Policy on our books as an in force Policy, and we allocate your Cash Value from the WRL J.P. Morgan Money Market subaccount to the Accounts that you elected on your application.



 separate account   WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

 Specified          The minimum death benefit we will pay under the Policy provided the Policy
 Amount             is in force. It is the amount shown on the Policy's schedule page, unless you decrease the Specified Amount. In addition, we will reduce the Specified
                    Amount by the dollar amount of any cash withdrawal if you choose the Option A death benefit.

 subaccount         A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the Fund(s).

 Surrender          If, during the first 15 Policy years, you fully surrender the
 Charge             Policy, we will deduct a Surrender Charge from the Cash Value.

 termination        When the Insured's life is no longer insured under the Policy.

 Valuation Date     Each day the New York Stock Exchange is open for trading.

 Valuation Period   The period beginning at the end of one Valuation Date and continuing to the end of the next Valuation Date.

 written notice     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our Office.

 You, your (the     The person entitled to exercise all rights as owner under Policy.
 owner)


APPENDIX B
ILLUSTRATIONS
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     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Cash Value, and Net Surrender Value under a Policy issued to an Insured of a given age, would change over time if a given premium was paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the premium indicated, you do not decrease your Specified Amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page___ on a Policy for an Insured who is a 35 year old male in the Ultimate Select, non-tobacco use, rate class, annual premiums of $2,000, a $165,000 Specified Amount and death benefit Option A. The illustration on that page also assumes Cost of Insurance Charges based on our CURRENT cost of insurance rates.

     The illustration on page___ is based on the same factors as those on page, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     The amounts we show for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years (we intend to reduce this charge to 0.75% after the first fifteen Policy years. However, we do not guarantee that we will do so); (2) estimated daily expenses equivalent to an effective average annual expense level of 0.95% of the Portfolios' average daily net assets; and (3) all applicable premium expense charges and Cash Value charges using the current Monthly Policy Charge. The 0.95% average Portfolio expense level assumes an equal allocation of amounts among the sixteen subaccounts. It is based on an average 0.76% investment advisory fee and estimated 1998 average normal operating expenses of 0.19% for each of the Portfolios in operation during 1998. We used annualized actual audited expenses incurred during 1998 for the following Portfolios to calculate the average annual expense level: WRL J.P. Morgan Money Market (0.48%), WRL AEGON Bond (0.64%), WRL Janus Growth (0.87%), WRL LKCM Strategic Total Return (0.88%), WRL VKAM Emerging Growth (0.93%), WRL Janus Global (1.00%), WRL Alger Aggressive Growth (0.96%), WRL AEGON Balanced (0.94%), WRL Federated Growth & Income (0.96%), WRL C.A.S.E. Growth (1.00%), WRL Dean Asset Allocation (0.87%), WRL NWQ Value Equity (0.89%), WRL GE/Scottish Equitable International Equity (1.50%), WRL GE U.S. Equity (1.30%), WRL Third Avenue Value (___%), and WRL J.P. Morgan Real Estate Securities (__%) Portfolios. WRL Management has undertaken until April 30, 2000 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.85%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.85%, 4.15%, and 10.15%.

     The hypothetical returns shown in the tables are without any tax charges that may be attributable to the separate account, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed Insured's age, gender, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

       Specified Amount $165,000               Ultimate Select Class
       Annual Premium $2,000                   Option Type A

                      Using Current Cost of Insurance Rates


END OF              PREMIUMS                                      DEATH BENEFIT
POLICY            ACCUMULATED                          ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                 AT 5%                                 ANNUAL INVESTMENT RETURN OF
                                       0.00% (Gross)               6.00% (Gross)             12.00% (Gross)
                                  -1.85% (Net) Years 1-15     4.15% (Net) Years 1-15     10.15% (Net) Years 1-15
                                   -1.70 (Net) Years 16+       4.30% (Net) Years 16+     10.30% (Net) Years 16+
  1                   2,100               165,000                   165,000                    165,000
  2                   4,305               165,000                   165,000                    165,000
  3                   6,620               165,000                   165,000                    165,000
  4                   9,051               165,000                   165,000                    165,000
  5                  11,604               165,000                   165,000                    165,000
  6                  14,284               165,000                   165,000                    165,000
  7                  17,098               165,000                   165,000                    165,000
  8                  20,053               165,000                   165,000                    165,000
  9                  23,156               165,000                   165,000                    165,000
  10                 26,414               165,000                   165,000                    165,000
  15                 45,315               165,000                   165,000                    165,000
  20                 69,439               165,000                   165,000                    165,000
  30(AGE 65)        139,522               165,000                   165,000                    350,392
  40(AGE 75)        253,680               165,000                   165,000                    835,319
  50(AGE 85)        439,631                     *                   243,143                  2,180,297
  60(AGE 95)        742,526                     *                   370,066                  5,464,998


END OF                                CASH VALUE                                        NET SURRENDER VALUE
POLICY                   ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                         ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                  0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                   -1.85% (Net)      4.15% (Net)       10.15% (Net)       -1.85% (Net)      4.15% (Net)       10.15% (Net)
                    Years 1-15        Years 1-15        Years 1-15         Years 1-15        Years 1-15        Years 1-15
                   -1.70% (Net)      4.30% (Net)       10.30% (Net)       -1.70% (Net)      4.30% (Net)       10.30% (Net)
                    Years 16+         Years 16+          Years 16+         Years 16+         Years 16+         Years 16+
  1                    1,533             1,636               1,739                0                 0                  0
  2                    3,034             3,335               3,650              473               775              1,089
  3                    4,500             5,099               5,748            1,939             2,538              3,187
  4                    5,933             6,930               8,055            3,372             4,369              5,494
  5                    7,323             8,822              10,581            4,763             6,261              8,020
  6                    8,671            10,775              13,348            6,366             8,470             11,043
  7                    9,973            12,790              16,377            7,924            10,741             14,329
  8                   11,230            14,870              19,699            9,438            13,077             17,906
  9                   12,423            16,995              23,320           10,886            15,459             21,784
  10                  13,560            19,179              27,285           12,280            17,899             26,004
  15                  18,707            31,403              54,102           18,707            31,403             54,102
  20                  22,563            45,876              98,120           22,563            45,876             98,120
  30(AGE 65)          24,844            83,234             287,206           24,844            83,234            287,206
  40(AGE 75)          15,092           139,423             780,672           15,092           139,423            780,672
  50(AGE 85)               *           231,565           2,076,473                *           231,565          2,076,473
  60(AGE 95)               *           366,402           5,410,889                *           366,402          5,410,889

* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the Fund. The death benefit, Cash Value and Net Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the Fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

      Specified Amount $165,000                   Ultimate Select Class
      Annual Premium $2,000                       Option Type A

                Using Guaranteed Cost of Insurance Rates


END OF              PREMIUMS                                      DEATH BENEFIT
POLICY            ACCUMULATED                          ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                 AT 5%                                 ANNUAL INVESTMENT RETURN OF
                                       0.00% (Gross)               6.00% (Gross)             12.00% (Gross)
                                  -1.85% (Net) Years 1-15     4.15% (Net) Years 1-15     10.15% (Net) Years 1-15
                                   -1.70% (Net) Years 16+      4.30% (Net) Years 16+     10.30% (Net) Years 16+
  1                   2,100               165,000                   165,000                    165,000
  2                   4,305               165,000                   165,000                    165,000
  3                   6,620               165,000                   165,000                    165,000
  4                   9,051               165,000                   165,000                    165,000
  5                  11,604               165,000                   165,000                    165,000
  6                  14,284               165,000                   165,000                    165,000
  7                  17,098               165,000                   165,000                    165,000
  8                  20,053               165,000                   165,000                    165,000
  9                  23,156               165,000                   165,000                    165,000
  10                 26,414               165,000                   165,000                    165,000
  15                 45,315               165,000                   165,000                    165,000
  20                 69,439               165,000                   165,000                    165,000
  30(AGE 65)        139,522               165,000                   165,000                    338,577
  40(AGE 75)        253,680                     *                   165,000                    790,954
  50(AGE 85)        439,631                     *                   168,822                  2,009,977
  60(AGE 95)        742,526                     *                   251,743                  4,793,024


END OF                               CASH VALUE                                        NET SURRENDER VALUE
POLICY                  ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                        ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                 0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                  -1.85% (Net)      4.15% (Net)       10.15% (Net)       -1.85% (Net)      4.15% (Net)       10.15% (Net)
                   Years 1-15        Years 1-15        Years 1-15         Years 1-15        Years 1-15        Years 1-15
                  -1.70% (Net)      4.30% (Net)       10.30% (Net)       -1.70% (Net)      4.30% (Net)       10.30% (Net)
                   Years 16+         Years 16+          Years 16+         Years 16+         Years 16+         Years 16+
 1                    1,533             1,636               1,739                0                 0                  0
 2                    3,005             3,306               3,619              444               745              1,058
 3                    4,435             5,030               5,676            1,874             2,469              3,115
 4                    5,822             6,810               7,926            3,261             4,249              5,365
 5                    7,165             8,646              10,386            4,604             6,085              7,825
 6                    8,462            10,538              13,078            6,157             8,233             10,773
 7                    9,711            12,485              16,021            7,662            10,436             13,973
 8                   10,912            14,490              19,244            9,120            12,697             17,452
 9                   12,063            16,552              22,772           10,526            15,015             21,235
 10                  13,164            18,674              26,638           11,884            17,394             25,357
 15                  18,158            30,576              52,833           18,158            30,576             52,833
 20                  21,549            44,341              95,606           21,549            44,341             95,606
 30(AGE 65)          18,675            76,012             277,522           18,675            76,012            277,522
 40(AGE 75)               *           111,214             739,210                *           111,214            739,210
 50(AGE 85)               *           160,783           1,914,264                *           160,783          1,914,264
 60(AGE 95)               *           249,250           4,745,568                *           249,250          4,745,568

* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the Fund. The death benefit, Cash Value and Net Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the Fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

APPENDIX C
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
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     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1997. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 72-year period: investments of $1.00 in these assets would have grown to $1,828.33 and $5,519.97, respectively, by year-end 1997. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $39.07.

     The lowest-risk strategy over the past 72 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1997 period.

                         [COMPOUND ANNUAL RETURN GRAPH]


                    COMPOUND ANNUAL RATES OF RETURN BY DECADE


                             1920s*   1930s    1940s    1950s    1960s     1970s    1980s   1990s**   1988-97
Large Company ............. 19.2%    -0.1%     9.2%     19.4%     7.8%      5.9%     17.5%   16.6%     18.0%
Small Company ............. -4.5      1.4     20.7      16.9     15.5      11.5      15.8    16.5      16.5
Long-Term Corp. ...........  5.2      6.9      2.7       1.0      1.7       6.2      13.0    10.2      10.8
Long-Term Govt. ...........  5.0      4.9      3.2      -0.1      1.4       5.5      12.6    10.7      11.3
Inter-Term Govt. ..........  4.2      4.6      1.8       1.3      3.5       7.0      11.9     8.0       8.3
Treasury Bills ............  3.7      0.6      0.4       1.9      3.9       6.3       8.9     5.0       5.4
Inflation ................. -1.1     -2.0      5.4       2.2      2.5       7.4       5.1     3.1       3.4

----------------
 * Based on the period 1926-1929.
** Based on the period 1990-1997.

Source: (c)STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOK/trademark/, Ibbotson Associates, Inc., Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

APPENDIX D
SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
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               MALE                MALE               FEMALE              FEMALE
ISSUE    ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE           SELECT             STANDARD             SELECT             STANDARD
 0             N/A                11.76                N/A                11.76
 1             N/A                 8.16                N/A                 8.16
 2             N/A                 8.16                N/A                 8.16
 3             N/A                 7.92                N/A                 7.92
 4             N/A                 7.68                N/A                 7.68
 5             N/A                 7.68                N/A                 7.68
 6             N/A                 7.68                N/A                 7.68
 7             N/A                 7.68                N/A                 7.68
 8             N/A                 7.68                N/A                 7.68
 9             N/A                 7.68                N/A                 7.68
 10            N/A                 7.68                N/A                 7.68
 11            N/A                 7.68                N/A                 7.68
 12            N/A                 7.68                N/A                 7.68
 13            N/A                 7.92                N/A                 7.92
 14            N/A                 8.16                N/A                 8.16
 15            N/A                 8.40                N/A                 8.40
 16            N/A                 8.52                N/A                 8.52
 17            N/A                 8.88                N/A                 8.88
 18            8.72                9.20                8.72                9.20
 19            8.84                9.32                8.84                9.32
 20            8.96                9.44                8.96                9.44
 21            9.16                9.88                9.16                9.64
 22            9.32               10.04                9.32                9.80
 23            9.52               10.24                9.52               10.00
 24            9.68               10.40                9.68               10.40
 25            9.88               10.84                9.88               10.60
 26           10.56               11.28               10.32               11.04
 27           11.00               11.72               10.76               11.48
 28           11.40               12.12               11.16               12.12
 29           12.08               12.80               11.84               12.56
 30           12.52               13.24               12.28               13.00
 31           13.04               14.00               12.80               13.52
 32           13.76               14.48               13.52               14.24
 33           14.28               15.24               14.04               14.76
 34           14.76               15.96               14.52               15.48
 35           15.52               16.48               15.28               16.00

SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       MALE                MALE               FEMALE              FEMALE
ISSUE            ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
AGE                   SELECT             STANDARD             SELECT             STANDARD
 36                   16.20                17.40              15.96                16.92
 37                   17.20                18.40              16.72                17.92
 38                   18.12                19.56              17.64                18.60
 39                   19.08                20.76              18.36                19.56
 40                   20.28                21.96              19.32                20.52
 41                   21.64                23.56              20.68                22.12
 42                   23.08                25.24              22.12                23.80
 43                   24.44                27.08              23.15                25.40
 44                   26.04                29.16              23.86                26.96
 45                   27.44                31.04              24.59                27.83
 46                   28.72                32.80              25.38                28.76
 47                   29.84                34.56              26.22                29.73
 48                   31.00                36.32              27.11                30.75
 49                   32.24                38.32              28.04                31.84
 50                   33.56                40.56              29.05                32.99
 51                   34.98                42.56              30.11                34.20
 52                   36.49                45.24              31.24                35.48
 53                   38.10                47.68              32.45                36.84
 54                   39.83                50.84              33.72                38.28
 55                   41.68                53.28              35.09                39.79
 56                   43.63                55.79              36.54                41.39
 57                   45.74                57.00              38.08                43.06
 58                   47.98                57.00              39.74                44.88
 59                   50.38                57.00              41.54                46.85
 60                   52.97                57.00              43.47                48.97
 61                   55.74                57.00              45.57                51.26
 62                   57.00                57.00              47.82                53.73
 63                   57.00                57.00              50.26                56.41
 64                   57.00                57.00              52.88                57.00
 65                   57.00                57.00              55.68                57.00
 66 and over          57.00                57.00              57.00                57.00

WRL00159-05/99

Index to Financial Statements
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--------------------------------------------------------------------------------
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WRL SERIES LIFE ACCOUNT:

Report of Independent Accountants dated January ____, 1999.

Statements of assets, liabilities and equity accounts and statements of operations for the year ended December 31, 1998. Statements of changes in equity accounts for the years ended December 31, 1998 and 1997.

Selected per unit data and ratios for the years ended December 31, 1998, 1997, 1996, 1995 and 1994.

Notes to Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Report of Independent Auditors dated February ____, 1999. Statutory-Basis Balance Sheets at December 31, 1998 and 1997.

Statutory-Basis Statements of Operations for the years ended December 31, 1998, 1997 and 1996.

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1998, 1997, and 1996.

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1998, 1997, and 1996.

Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(E) (2) (A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          OHIO GENERAL CORPORATION LAW

         SECTION 1701.13  AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b) If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c) By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                           (i) Repay such amount if it is proved by clear and
convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                           (ii) Reasonably cooperate with the corporation
concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           SECOND AMENDED ARTICLES OF INCORPORATION OF WESTERN RESERVE

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

        (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

        (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

        (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 AMENDED CODE OF REGULATIONS OF WESTERN RESERVE

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet
        The Prospectus, consisting of 78 pages
        The undertaking to file reports
        Representation Pursuant to Section 26(e) (2) (A)
        The statement with respect to indemnification The Rule 484 undertaking The signatures

Written consent of the following persons:

        (a)   Alan Yaeger
        (b)   Thomas E. Pierpan, Esq.
        (c)   Sutherland Asbill & Brennan LLP
        (d)   Ernst & Young LLP
        (e)   PricewaterhouseCoopers LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:
        A.       (1)    Resolution of the Board of Directors of Western Reserve
                        establishing the Series Account (6)
                 (2)    Not Applicable
                 (3)    Distribution of Policies:
                        (a)    Master Service and Distribution Compliance
                               Agreement (8)
                        (b)    Broker/Dealer Supervisory and Service
                               Agreement (5)
                        (c)    See Exhibit 1.A.(3)(b)(ii)
                 (4)    Not Applicable
                 (5)    Specimen Flexible Premium Variable Life Insurance
                        Policy (2)
                 (6)    (a)    Second Amended Articles of Incorporation of
                               Western Reserve (5)
                        (b)    Amended Code of Regulations (By-Laws) of Western
                               Reserve (5)
                 (7)    Not Applicable
                 (8)    (a)    Investment Advisory Agreement with the Fund (6)
                        (b)    Sub-Advisory Agreement (6)
                 (9)    Not Applicable
                 (10)   Application for Flexible Premium Variable Life Insurance
                        Policy (2)
                 (11)   Memorandum describing issuance, transfer and redemption
                        procedures (4)

2.      See Exhibit 1.A.(4)

3. Opinion of Counsel as to the legality of the securities being registered (3)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.      Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (3)

7.      Consent of Thomas E. Pierpan, Esq. (3)

8.      Consent of Sutherland Asbill & Brennan LLP (8)

9.      Consent of Ernst & Young LLP (8)

10.     Consent of PricewaterhouseCoopers LLP (8)

11.     (a) Powers of Attorney (7)
        (b) Power of Attorney - James R. Walker (1)

----------------------------------------

(1) This exhibit was previously filed on Post-Effective Amendment No. 13 to Form S-6 Registration Statement dated December 24, 1996 (File No. 33-31140) and is incorporated herein by reference.

(2) This exhibit was previously filed on the Form S-6 Registration Statement dated March 14, 1997 (File No. 333-23359) and is incorporated herein by reference.

(3) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 8, 1997 (File No. 333-23359) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated December 19, 1997 (File No. 333-23359) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(6) This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.

(7) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

(8)     To be filed by amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Account has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 2nd day of February, 1999.

(SEAL)                                 WRL SERIES LIFE ACCOUNT
                                       -----------------------
                                       Registrant

                                       WESTERN RESERVE LIFE ASSURANCE
                                       CO. OF OHIO
                                       ------------------------
                                       Depositor
ATTEST:

/s/ THOMAS E. PIERPAN                  By:  /s/ JOHN R. KENNEY
---------------------                       ------------------
Thomas E. Pierpan                      John R. Kenney
Vice President, Assistant Secretary    Chairman of the Board,
and Associate General Counsel          Chief Executive Officer
                                       and President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE AND TITLE                                      DATE
    -------------------                                      ----
/s/ JOHN R. KENNEY                                      February 2, 1999
-----------------------------
John R. Kenney, Chairman of the
Board, Chief Executive Officer
and President

/s/ ALLAN J. HAMILTON                                   February 2, 1999
-----------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller

/s/ ALAN M. YAEGER                                      February 2, 1999
-----------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and Chief
Financial Officer*

------
*Principal Financial Officer

/s/ PATRICK S. BAIRD                                    February 2, 1999
-----------------------------
Patrick S. Baird, Director ***/

/s/ JAMES R. WALKER                                     February 2, 1999
-----------------------------
James R. Walker, Director ***/

/s/ LYMAN H. TREADWAY                                   February 2, 1999
-----------------------------
Lyman H. Treadway, Director ***/

/s/ JACK E. ZIMMERMAN                                   February 2, 1999
-----------------------------
Jack E. Zimmerman, Director ***/

***/  /s/ THOMAS E. PIERPAN
      -----------------------
       Signed by: Thomas E. Pierpan
          as Attorney-in-fact

                                Exhibit Index

EXHIBIT                         DESCRIPTION
  NO.                            OF EXHIBIT
-------                         -------------

3(a).   Master Service and Distribution Compliance Agreement*

8.      Consent of Sutherland Asbill & Brennan LLP*

9.      Consent of Ernst & Young LLP*

10.     Consent of PricewaterhouseCoopers LLP*

-------------------------
*  To be filed by amendment.